SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ECHELON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ECHELON CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, MAY 17, 2018

10:00 A.M. PACIFIC TIME

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Echelon Corporation, a Delaware corporation (“Echelon” or the “Company”), will be held on May 17, 2018, at 10:00 a.m. Pacific Time, at our principal executive offices, located at 2901 Patrick Henry Drive, Santa Clara, California 95054, for the following purposes, as more fully described in the proxy statement accompanying this notice.

1. To elect three Class B directors for a term of three years and until their respective successors are duly elected and qualified;

2. To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

3. To ratify the Tax Benefit Preservation Plan, as amended; and

4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Our Board of Directors has fixed the close of business on March 19, 2018, as the record date for the Annual Meeting. Only stockholders of record on March 19, 2018, are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about April 6, 2018, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the Internet address listed on the Notice.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Sincerely,

Alicia J. Moore

SVP, Chief Legal and Administration Officer and Secretary

Santa Clara, California

April 6, 2018

2018 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

-i-

-ii-

ECHELON CORPORATION

PROXY STATEMENT

FOR

2018 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Echelon Corporation (“Echelon” or the “Company”) is soliciting proxies for the 2018 Annual Meeting of Stockholders (and any postponements, adjournments or other delays thereof) to be held at 2901 Patrick Henry Drive, Santa Clara, California 95054 on Thursday, May 17, 2018, at 10:00 a.m., Pacific Time. The address of our principal executive office is 2901 Patrick Henry Drive, Santa Clara, California 95054 and our telephone number at this address is 408-938-5200. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters set forth in the attached Notice of Annual Meeting. Please read this Proxy Statement carefully.

Beginning on April 6, 2018, copies of this Proxy Statement were first sent or made available to persons who were stockholders at the close of business on March 19, 2018, the record date for the Annual Meeting.

Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have chosen to provide access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on a website referred to in the Notice, or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy of the proxy materials are included in the Notice. You may also request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Electronic Access to Proxy Materials

The Notice will provide you with instructions on how to:

•	View our proxy materials for our Annual Meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by e-mail.

Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing the proxy materials to you and will reduce the environmental impact of our Annual Meeting. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions including a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Costs of Solicitation

Echelon will pay the costs and expenses of soliciting proxies from stockholders.

Certain of our directors, officers, employees and representatives may solicit proxies on our behalf, in person or by written communication, telephone, email, facsimile or other means of communication. We have engaged

The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate. Arrangements may be made with brokerage houses, custodians, and other nominees for forwarding proxy materials to beneficial owners of shares of our common stock held of record by such nominees and for reimbursement of reasonable expenses they incur.

Record Date and Shares Outstanding

Only stockholders of record at the close of business on March 19, 2018, are entitled to attend and vote at the Annual Meeting. On the record date, 4,541,711 shares of our common stock were outstanding.

QUESTIONS AND ANSWERS REGARDING OUR ANNUAL MEETING

Although we encourage you to read this Proxy Statement in its entirety, we include this question and answer section to provide some background information and brief answers to certain questions you may have about the Annual Meeting or this Proxy Statement.

Q:	Why am I receiving these proxy materials?

A: Our Board of Directors is providing these proxy materials to you in connection with our Annual Meeting, which will take place on May 17, 2018. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What is the Notice of Internet Availability?

A: In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, please follow the instructions included in the Notice for requesting such materials.

On or about April 6, 2018, we mailed the Notice to all stockholders entitled to vote at the Annual Meeting. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of our proxy materials on the website referred to in the Notice. These proxy materials will be available free of charge.

Q:	What proposals will be voted on at the Annual Meeting?

A: There are three proposals scheduled to be voted on at the Annual Meeting:

•	To elect three Class B directors for a term of three years and until their respective successors are duly elected and qualified;

•	To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	To ratify the Tax Benefit Preservation Plan, as amended.

Q:	What is Echelon’s voting recommendation?

A: Our Board of Directors unanimously recommends that you vote your shares “FOR” the Class B nominees to our Board of Directors for a term of three years, “FOR” ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and “FOR” ratification of the Tax Benefit Preservation Plan, as amended.

Q:	What happens if additional proposals are presented at the Annual Meeting?

A: Other than the three proposals described in this Proxy Statement, Echelon does not expect any additional matters to be presented for a vote at the Annual Meeting. If you are a stockholder of record and grant a proxy, the persons named as proxy holders, Alicia J. Moore, our SVP, Chief Legal and Administration Officer and Secretary, and C. Michael Marszewski, our Vice President and Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason one or more of Echelon’s Class B nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our Board of Directors.

Q:	Who can vote at the Annual Meeting?

A: Our Board of Directors has set March 19, 2018, as the record date for the Annual Meeting. All stockholders of record who owned Echelon common stock at the close of business on March 19, 2018, may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held as of the record date on all matters to be voted on. Stockholders do not have the right to cumulate votes. On March 19, 2018, there were 4,541,711 shares of our common stock outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and these proxy materials have has been sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners

If, at the close of business on the record date, your shares were not held in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the beneficial owner of shares held in “street name,” and these proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Q:	Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

A: Stockholder of record — If you were a stockholder of record at the close of business on the record date, you do not need to do anything in advance to attend or vote your shares in person by ballot at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

Beneficial owners — If you were a beneficial owner at the close of business on the record date, you may not vote your shares by ballot at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the record date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the record date, and present government-issued photo identification.

Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

Q:	How do I vote and what are the voting deadlines?

A: Stockholder of record — If you are a stockholder of record, you can vote in one of the following ways:

•	Internet — Stockholders of record with Internet access may submit proxies by following the “Vote by Internet” instructions on the proxy card or voting instruction card.

•	Telephone — You may submit your proxy by following the “Vote by Phone” instructions on the proxy card or voting instruction card.

•	Mail — You may vote by signing and dating the proxy card in accordance with the “Vote by Mail” instructions on the proxy card or voting instruction card.

•	In person — If you plan to attend the Annual Meeting in person, you may vote by completing and submitting a ballot, which will be provided at the Annual Meeting.

Beneficial owners — If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares by ballot at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee.

Q:	How can I change or revoke my vote?

A: Subject to any rules your broker, bank or other nominee may have, you may change your voting instructions at any time before your shares are voted at the Annual Meeting.

Stockholders of record — If you are a stockholder of record, you may change your vote by (1) filing with our SVP, Chief Legal and Administration Officer and Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) attending the Annual Meeting and voting by ballot (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our SVP, Chief Legal and Administration Officer and Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our SVP, Chief Legal and Administration Officer and Secretary or should be sent so as to be delivered to our principal executive offices, Attention: SVP, Chief Legal and Administration Officer and Secretary.

Beneficial owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, bank or other nominee, or (2) by attending the Annual Meeting and voting by ballot if you have obtained a “legal proxy” giving you the right to vote the shares from the broker, bank or other nominee who holds your shares.

In addition, a stockholder of record or a beneficial owner who has voted via the Internet or by telephone may also change his, her or its vote by making a timely and valid later Internet or telephone vote no later than 11:59 p.m., Eastern Time, on May 16, 2018.

Q:	What if I do not specify how my shares are to be voted?

A: Stockholder of record — If you are a stockholder of record and you submit a signed and dated proxy card but you do not provide voting instructions, your shares will be voted:

•	FOR the election of three Class B directors for a term of three years and until their respective successors are duly elected and qualified;

•	FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

•	FOR the ratification of the Tax Benefit Preservation Plan, as amended; and

•	In the discretion of the named proxy holders regarding any other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Beneficial owners — If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal One and Proposal Three (election of the Class B directors and ratification of the Tax Benefit Preservation Plan, as amended) are non-routine matters, while Proposal Two (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal One and Proposal Three, which would result in a “broker non-vote,” but your broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal Two. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

Q:	What is a quorum?

A: A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Amended and Restated Bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, votes withheld and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

Q:	What are the effects of abstentions and broker non-votes?

A: An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that such stockholder wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against Proposal Two and Proposal Three.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast on a proposal. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal at the Annual Meeting.

Q:	How many votes are needed for approval of each proposal?

A: The votes required for each proposal are as follows:

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Proposal One — Directors are elected by a plurality vote, and therefore the three individuals receiving the highest number of “FOR” votes will be elected. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors. You may vote either “FOR” or “WITHHOLD” on the Class B nominees for election as directors.

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Proposal Two — The ratification of the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal Two, the abstention will have the same effect as a vote AGAINST the proposal.

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Proposal Three — The ratification of the Tax Benefit Preservation Plan, as amended, requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal Three, the abstention will have the same effect as a vote AGAINST the proposal.

Q:	Who are the proxies and what do they do?

A: The two persons named as proxies on the proxy card, Alicia J. Moore, our SVP, Chief Legal and Administration Officer and Secretary, and C. Michael Marszewski, our Vice President and Chief Financial Officer, were designated by our Board of Directors. All properly executed proxies will be voted and, where a choice has been specified by the stockholder of record as provided in the proxy card, it will be voted in accordance with the instructions indicated on the proxy card. If you are a stockholder of record and submit a signed and dated proxy card but do not indicate your voting instructions, your shares will be voted as recommended by our Board of Directors. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Q:	Who counts the votes?

A: Voting results are tabulated and certified by Broadridge Financial Solutions, Inc.

Q:	Where can I find the voting results of the Annual Meeting?

A: The preliminary voting results will be announced at the Annual Meeting. The final results will be reported in a current report on Form 8-K filed within four business days after the date of the Annual Meeting.

Q:	What should I do if I receive more than one set of proxy materials?

A: You may receive more than one set of proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please sign, date and return each proxy card and voting instruction card that you receive

Q:	How may I obtain a separate set of proxy materials?

A: The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders, unless the company has received contrary instructions from one or more of the stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single set of materials per household, even if more than one stockholder resides in that household. If your proxy statement is being householded and you would like to receive separate copies, you may contact our Investor Relations department (i) by mail at 2901 Patrick Henry Drive, Santa Clara, California 95054, (ii) by calling us at 408-938-5252, or (iii) by sending an email to mlarsen@echelon.com. Alternatively, stockholders who share an address and receive multiple copies of our proxy materials may request to receive a single copy by following the instructions above.

Q:	Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Echelon or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote, or (iii) to facilitate a successful proxy solicitation by our Board of Directors.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE 2019 Annual Meeting OF STOCKHOLDERS

Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), proposals of our stockholders that are intended to be presented by such stockholders at the 2019 Annual Meeting of Stockholders and that such stockholders desire to have included in our proxy materials relating to such meeting must be received by us at our offices at 2901 Patrick Henry Drive, Santa Clara, California 95054, Attn: SVP, Chief Legal and Administration Officer and Secretary, no later than December 7, 2018, which is 120 calendar days prior to the anniversary of the date on which this Proxy Statement was distributed to our stockholders. Such proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Requirements for stockholder proposals to be brought before the 2019 Annual Meeting of Stockholders

Our Amended and Restated Bylaws establish an advance notice procedure with regard to specified matters to be brought before an annual meeting of stockholders but not included in our proxy materials. In general, written notice must be received by the SVP, Chief Legal and Administration Officer and Secretary of the Company not less than twenty (20) days nor more than sixty (60) days prior to an annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), such a proposal must be received by our SVP, Chief Legal and Administration Officer and Secretary no earlier than sixty (60) days nor later than twenty (20) days prior to the 2019 Annual Meeting. If less than thirty (30) days’ notice or prior public disclosure of the date of the 2019 Annual Meeting is given or made to stockholders, notice by the stockholder, in order to be timely, must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the 2019 Annual Meeting was mailed or such public disclosure was made. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder’s notice.

The chairperson of the 2019 Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

CORPORATE GOVERNANCE AND OTHER MATTERS

Corporate Governance

Corporate Governance Guidelines

Our Board of Directors first adopted written Corporate Governance Guidelines in November 2002, and reviews them no less than annually. The Corporate Governance Guidelines outline, among other matters, the role and functions of our Board of Directors and the composition and responsibilities of various committees of our Board of Directors. The Corporate Governance Guidelines are available, along with other important corporate governance materials, at the Corporate Governance section of our website at www.echelon.com.

The Corporate Governance Guidelines provide, among other things, that:

•	A majority of our directors must meet the independence criteria established by the Nasdaq Listing Rules.

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If the Chairman of the Board is not an independent director, then a Lead Independent Director must be appointed by the outside directors to assume the responsibility of chairing the regularly scheduled meetings of outside directors.

•	Our Board of Directors shall have a policy of holding separate meeting times for outside directors.

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All of the members of the Nominating and Corporate Governance Committee, the Audit Committee, and the Compensation Committee must meet the criteria for independence established by the Nasdaq Listing Rules, except that our Board of Directors may make exceptions to this policy with respect to the Nominating and Corporate Governance Committee that are consistent with regulatory requirements.

•

Our Board of Directors shall have responsibility over such matters as overseeing our Chief Executive Officer and other senior management in the competent and ethical operation of our Company, gathering and analyzing information obtained from management, retaining counsel and expert advisors, and overseeing and monitoring the effectiveness of governance practices.

In April, 2008, our Board of Directors appointed Robert J. Finocchio, Jr. as Lead Independent Director. Pursuant to the Corporate Governance Guidelines, the Lead Independent Director is selected by our non-employee directors and assumes the responsibilities of chairing meetings of non-employee directors; serves as the liaison between our Chief Executive Officer, Chairman of the Board, and our independent directors; approves the Board of Directors meeting agendas and schedules; reviews the information flow to our Board of Directors; and performs such further responsibilities as the non-employee directors as a whole designate from time to time.

As the operation of our Board of Directors is a dynamic process, our Board of Directors regularly reviews dynamic legal and regulatory requirements, evolving best practices and other developments. Accordingly, our Board of Directors may modify the Corporate Governance Guidelines from time to time, as it deems appropriate.

In October 2011, our Board of Directors appointed Ronald A. Sege, our Chief Executive Officer and President, to serve also as Chairman of the Board. Our Board of Directors sets its regular meeting dates and times annually in advance, no less than once a quarter. Among other items, as Chairman of the Board, Mr. Sege prepares the proposed agendas for the regularly scheduled and additional Board meetings. The agendas for the regularly scheduled meetings, and, where practical, the additional meetings, if any, are previewed, modified upon request, and approved by the Lead Independent Director. As Chief Executive Officer and President, Mr. Sege is aware of matters that are necessary and advisable to be brought to the Board’s attention that arise from time to time in the course of the Company’s operations, and, as Chairman of the Board, the Board believes that Mr. Sege is in best position to schedule any additional meetings and propose agenda items for the Board’s consideration. All regularly scheduled meetings and many specially scheduled meetings preserve time for the independent members of Board of Directors to meet in private session presided over by the Lead Independent Director. In addition, the Lead Independent Director has the authority to schedule additional meetings at any time, on his own behest or upon request of any Board member. The Board believes that having Mr. Sege serve in both capacities, as Chairman of the Board and Chief Executive Officer and President, is in the best interests of Echelon and its stockholders because it enhances communication between the Board and management and allows Mr. Sege to more effectively execute the Company’s strategic initiatives and business plans and to confront its challenges. Our Board of Directors annually reviews the roles, responsibilities and appointments of the Board members and Board Committees. On December 7, 2017, our Board of Directors reaffirmed Mr. Finocchio’s appointment as our Lead Independent Director.

Board Leadership Structure and Role in Risk Management

Our Company’s management is responsible for the day-to-day assessment and management of the risks we face as a Company. Our Board of Directors administers its risk oversight function directly and through the Board Committees. Management regularly reports to our Board of Directors and/or the relevant Committee regarding identified or potential risks. The general areas of material risk to our Company include strategic, operational, financial, regulatory, and legal risks. Our Board of Directors regularly reviews our Company’s strategies and attendant risks, and provides advice and guidance on strategies to manage these risks while attaining long- and short-terms goals.

Operational risks, including supply risks that might cause, and reputational risks that might result from, operational issues, financial risks, including internal controls and credit risk associated with our customers, and risks associated with data privacy and security, as well as overall economic risks, are within the purview of our Audit Committee. The Audit Committee’s review is accompanied by regular reports from management and assessments from our internal and external auditors. In assessing legal or regulatory risks, our Board of Directors and the Audit Committee are advised by management, legal counsel, and experts, as appropriate.

Our Compensation Committee is responsible for overseeing the management of risks associated with executive and employee compensation plans and retention, with the goal to ensure that our Company’s compensation programs remain consistent with our stockholders’ interests, that such programs do not encourage excessive risk-taking and that such programs are designed to retain valued executives and employees.

Consideration of Stockholder Recommendations and Nominations of Board Members

The Nominating and Corporate Governance Committee will consider both recommendations and nominations from stockholders for candidates to our Board of Directors. A stockholder who desires to recommend a candidate for election to our Board of Directors shall direct the recommendation in writing to the Company, Corporate Secretary, Echelon Corporation, 2901 Patrick Henry Drive, Santa Clara, California 95054, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and our Company within the last three years, and evidence of the nominating person’s ownership of our stock and amount of stock holdings. For a stockholder recommendation to be considered by the Nominating and Corporate Governance Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals pursuant to Rule 14a-8 for the 2019 Annual Meeting.

If, instead, a stockholder desires to nominate a person directly for election to our Board of Directors, the stockholder must meet the deadlines and other requirements set forth in our Bylaws (see “Deadline for Receipt of Stockholder Proposals”), including providing: (1) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of our Company which are beneficially owned by such person, (d) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (e) such person’s written consent to being named as a nominee and to serving as a director if elected; and (2) as to the stockholder making the nomination: (a) the name and address, as they appear on the books of our transfer agent and registrar, of such stockholder, (b) the class and number of shares of our Company which are beneficially owned by such stockholder, and (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

Identifying and Evaluating Nominees for our Board of Directors

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a diversity of experience in areas that are relevant to our business and that complies with the Nasdaq Listing Rules and applicable SEC rules and regulations. While we do not have a formal diversity policy for board membership, when considering nominees for election as directors, the Nominating and Corporate Governance Committee generally considers the diversity of nominees in terms of knowledge, experience, background, skills, expertise, expected contributions and other factors, as may be established from time to time by the Nominating and Corporate Governance Committee, as well as the needs of the Board for various skills, backgrounds and experiences.

Under its current Charter, the Nominating and Corporate Governance Committee uses the following procedures to identify and evaluate the individuals that it selects, or recommends that our Board of Directors select, as director nominees:

•

The Committee shall review the qualifications of any candidates who have been properly recommended or nominated by stockholders, as well as those candidates who have been identified by management, individual members of our Board of Directors or, if the Committee determines, a search firm. Such review may, in the Committee’s discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, one or more interviews with the candidate, or other actions that the Committee deems proper.

•	The Committee shall evaluate the performance and qualifications of individual members of our Board of Directors eligible for re-election at the annual meeting of stockholders.

•

The Committee shall consider the suitability of each candidate, including the current members of our Board of Directors, in light of the current size and composition of our Board of Directors. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. Although we do not have specific standards for diversity, the Board and the Nominating and Governance Committee do look for nominees with a diverse set of skills that will complement the existing skills and experience of our directors and provide an overall balance of diversity of perspectives, backgrounds and experiences. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of our Board of Directors as a whole. Except as may be required by rules promulgated by Nasdaq or the SEC, it is the current assessment of the Committee that there are no specific minimum qualifications that must be met by each candidate for our Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of our Board of Directors to possess.

•

After such review and consideration, the Committee selects, or recommends that our Board of Directors select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

•	The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to our Board of Directors.

Standards of Business Conduct

We have adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of Echelon. The Code of Business Conduct and Ethics can be viewed at the Corporate Governance section of our website at www.echelon.com. We will post any amendments to, or waivers from, our Code of Business Conduct and Ethics at that location on our website.

Stockholder Communications

Any stockholder may contact any of our directors by writing to them c/o Echelon Corporation, 2901 Patrick Henry Drive, Santa Clara, California 95054.

Any stockholder communications directed to our Board of Directors will be delivered first to our SVP, Chief Legal and Administration Officer and Secretary, who will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in our stockholder communications log. At least quarterly, or more frequently as our SVP, Chief Legal and Administration Officer and Secretary deems appropriate, our SVP, Chief Legal and Administration Officer and Secretary will forward all such original stockholder communications to our Board of Directors for review.

Any stockholder communication marked “confidential” will be logged as “received” but will not be reviewed, opened or otherwise held by our SVP, Chief Legal and Administration Officer and Secretary. Such confidential correspondence will be immediately forwarded to the addressee(s).

In addition, any stockholder, employee or other person may communicate any complaint or concern regarding any accounting, internal accounting control or audit matter to the attention of the SVP, Chief Legal Administration Officer, or the Chief Executive Officer in writing, by email, by telephone directly, or anonymously in writing or by calling the toll-free hotline at (877) 566-9675. The contact information is also available on Echelon’s corporate website. You may be requested to document your report in writing. If you wish to report your concerns anonymously for any reason, you may submit a report to the Audit Committee of the Board of Directors by sending a letter to Echelon’s corporate headquarters as follows: Echelon Audit Committee, CONFIDENTIAL, 2901 Patrick Henry Drive, Santa Clara, CA 95054. Letters will remain sealed and promptly forwarded to a member of the Audit Committee.

Meetings and Attendance of our Board of Directors and Committees of our Board of Directors

Attendance of Directors at the 2017 Annual Meeting of Stockholders

It is the policy of our Board of Directors strongly to encourage directors to attend the annual meeting of stockholders. All five members of our directors attended in person the 2017 Annual Meeting of Stockholders on May  23, 2017.

Attendance at Board and Committee Meetings

Each director is expected to attend each meeting of our Board of Directors and those committees on which he or she serves. During our fiscal year ended December 31, 2017, our Board of Directors held ten meetings (including regularly scheduled and special meetings), and each director attended at least (i) 80% of the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) 75% of the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served. During 2017, certain matters were approved by our Board of Directors or a committee of our Board of Directors by unanimous written consent.

Committees of our Board of Directors

Our Board of Directors currently has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, respectively, has a written charter that has been approved by our Board of Directors, copies of which can be viewed at the Corporate Governance section of our website at www.echelon.com. In January 2016, the Compensation Committee revised the Company’s Equity Compensation Award Policy to reflect the reverse stock split effected in December 2015, and, pursuant to our 2016 Equity Incentive Plan, delegated authority to our Chief Executive Officer, Ronald A. Sege, to grant stock options, performance shares, and stock-settled stock appreciation rights (the “SARs”) to employees who are not executive officers of up to a maximum of 2,500 shares per person per year and, generally, up to an aggregate of 25,000 shares per year. The Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee are described as follows:

Compensation Committee

In 2017, the Compensation Committee consisted of, and the current members are, directors Robert J. Finocchio, Jr., Armas Clifford Markkula, Jr., and Betsy Rafael (Chair). The Compensation Committee held one meeting in 2017 and participated in periodic teleconference calls. During 2017, certain matters were approved by our Compensation Committee by unanimous written consent. Among other items, the Compensation Committee’s responsibility and authority is to:

•	review and approve the salary and equity compensation, employment agreements, severance agreements, and other benefits for the Chief Executive Officer and executive officers of our Company;

•	approve and evaluate compensation plans, policies and programs, and make recommendations to our Board of Directors; and

•	evaluate the independence of compensation consultants and advisors in accordance with SEC and Nasdaq rules and regulations.

The Compensation Committee oversees the management of risks associated with executive and employee compensation and plans, to ensure that our Company’s compensation programs remain consistent with our stockholders’ interests, and that such programs do not encourage excessive risk-taking. The Compensation Committee also approves and evaluates our Company-wide compensation plans including variable compensation, general metrics for employee base salaries, comparisons to peer companies, and the scope of our annual equity compensation grant to employees.

Audit Committee

In 2017, the Audit Committee consisted of, and the current members are, directors Robert J. Finocchio, Jr. (Chair), Robert R. Maxfield and Betsy Rafael. Our Board of Directors has determined that directors Finocchio, Maxfield and Rafael all qualify as “audit committee financial experts,” as that term is defined in Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended, and that all members of our Audit Committee are independent within the meaning of Rule 5605(a)(2) of the listing standards of the Marketplace Rules of Nasdaq. The Audit Committee held four meetings in 2017, and participated in periodic teleconference calls to review the Company’s SEC filings. In 2017, they also approved certain matters by unanimous written consent. Among other items, the Audit Committee’s responsibility and authority is to:

•	oversee our accounting and financial reporting processes and the internal and external audits of our financial statements;

•

assist our Board of Directors in the oversight and monitoring of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications, independence and performance, and (4) our internal accounting and financial controls;

•	report to our Board of Directors the results of its monitoring and recommendations derived therefrom, as well as improvements made, or to be made, in internal accounting controls;

•	appoint our independent registered public accounting firm;

•

provide to our Board of Directors such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require the attention of our Board of Directors; and

•	prepare the report that the rules of the SEC require to be included in our annual proxy statement.

The responsibilities of the Audit Committee also include the regular review of the adequacy of our system of internal controls; oversight of the work of our independent registered public accounting firm, including a post-audit review of the financial statements and audit findings, in conjunction with legal counsel; oversight of compliance with SEC requirements regarding audit related matters; review of any legal matters that could significantly impact our financial statements; and oversight and review of our information technology and management information systems policies and risk management policies, including our investment policies, data privacy and security, business continuity and operational risks.

Nominating and Corporate Governance Committee

In 2017, the Nominating and Corporate Governance Committee consisted of, and the current members are, directors Armas Clifford Markkula, Jr. (Chair) and Robert R. Maxfield. The Nominating and Corporate Governance Committee held two meetings in 2017. Among other items, the Nominating and Corporate Governance Committee’s responsibility and authority is to:

•	determine that our Board of Directors is properly constituted to meet its fiduciary obligations to stockholders;

•	assist our Board of Directors by identifying prospective director nominees and to recommend to our Board of Directors the director nominees for the next annual meeting of stockholders; and

•	develop and recommend to our Board of Directors the governance principles applicable to our Company.

The responsibilities of the Nominating and Corporate Governance Committee also include evaluating the composition, organization and governance of our Board of Directors and its committees, including determining future requirements; overseeing the performance evaluation process of our Board of Directors and Board committees; making recommendations to our Board of Directors concerning the appointment of directors to committees, and selecting Board committee chairs and proposing the slate of directors for election.

Director Independence

Our Board of Directors has affirmatively determined that each of its members, other than Ronald A. Sege, are independent directors under the listing standards of the Marketplace Rules of Nasdaq and the applicable SEC rules, and that all of its members, other than Mr. Sege, were independent directors under the listing standards of the Marketplace Rules of Nasdaq in the three prior years.

Our Board of Directors has also determined that all directors serving as members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent under the Marketplace Rules of Nasdaq and the applicable SEC rules. Additionally, our Board of Directors has determined that all members of the Compensation Committee meet the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Director Compensation

For each quarter of the fiscal year ended December 31, 2017, each non-employee director was eligible to receive a cash payment of $5,000 per quarter for service on our Board of Directors. In 2017, our Board of

Directors also continued to utilize the ad hoc Strategy Committee established in 2013 to assist the Company in evaluating strategic opportunities that arise from time to time, for which the members received no additional compensation. From time to time, our Board of Directors may establish additional ad hoc committees constituted for a specific purpose or purposes. Payments, if any, to directors for serving on these committees are determined by our Board of Directors on a real-time basis.

Furthermore, our Board of Directors had adopted a program for automatically granting awards of nonqualified stock options to non-employee directors under our 1997 Stock Plan and any successor plan. Our 2016 Equity Incentive Plan, approved by our Board of Directors on August 13, 2016 and by our stockholders on October 4, 2016, replaced our 1997 Stock Plan, and awards to directors following the date our stockholders adopted our 2016 Equity Incentive Plan are made pursuant to the 2016 Equity Incentive Plan. On May 17, 2016, the Board determined that each non-employee director would automatically be granted an option exercisable for 5,000 shares of common stock on the date of each annual meeting of stockholders, provided he or she is re-elected to our Board of Directors or otherwise remains on our Board of Directors on such date; and provided that on such date he or she shall have served on our Board of Directors for at least the preceding six months. All options granted under this program are fully vested at grant. On May 23, 2017, the date of our 2017 Annual Meeting of Stockholders, directors Finocchio, Markkula, Maxfield, and Rafael were each granted a fully vested option to purchase 5,000 shares at a per share exercise price of $7.18, the closing price of our common stock on that date.

Director Summary Compensation Table for Fiscal 2017

The table below summarizes the compensation paid by our Company to non-employee directors for the fiscal year ended December 31, 2017

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2) (3)	Total ($)
Robert J. Finocchio, Jr.	20,000	15,430	35,430
Armas Clifford Markkula, Jr.	20,000	15,430	35,430
Robert R. Maxfield	20,000	15,430	35,430
Betsy Rafael	20,000	15,430	35,430

(1)

Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the grant date fair value of the option awards (disregarding an estimate of forfeitures) as determined in accordance with FASB ASC Topic 718, which were recognized for financial statement purposes. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts do not correspond to the actual value that will be recognized by the directors upon exercise or sale of such awards.

(2)

On May 23, 2017, the date of the 2017 Annual Meeting of Stockholders, each non-employee director serving in such capacity for at least the prior six months was granted a fully vested option to purchase 5,000 shares at a per share exercise price of $7.18, the closing price of our common stock on that date.

(3)	As of December 31, 2017, the aggregate number of shares underlying options outstanding for each of our non-employee directors was:

Name	Aggregate Number of Shares
Robert J. Finocchio, Jr.	13,000
Armas Clifford Markkula, Jr.	13,000
Robert R. Maxfield	13,000
Betsy Rafael	13,000

PROPOSAL ONE

ELECTION OF DIRECTORS

General

We currently have five members on our Board of Directors. Our Board of Directors is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Robert J. Finocchio, Jr., Armas Clifford Markkula, Jr. and Robert R. Maxfield are the Class B directors whose terms will expire at the Annual Meeting, and each has been nominated by our Board of Directors for reelection at the Annual Meeting. Betsy Rafael is the Class C director whose term will expire at the 2019 Annual Meeting. Ronald A. Sege is the Class A director whose term will expire at the 2020 Annual Meeting of Stockholders. All of the directors, including the Class B nominees, are incumbent directors. There are no family relationships among any of our directors or executive officers, including the nominees mentioned above. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for the Class B nominees. In the event that any of Messrs. Finocchio, Markkula or Maxfield is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the Board of Directors to fill each such vacancy. We are not aware of any reason that any of the nominees will be unable or will decline to serve as a director. Our Board of Directors recommends a vote “FOR” the election of the Class B nominees.

Director Information

Current Directors

The names of the members of our Board of Directors, including the Class B nominees, their ages as of March 19, 2018, and certain information about them, are set forth below.

Name	Age	Position
Robert J. Finocchio, Jr. (1) (2) (4)	66	Member of Boards of Directors
Armas Clifford Markkula, Jr. (2) (3) (4)	76	Vice Chairman of the Board of Directors of Echelon, Private Investor
Robert R. Maxfield (1) (3) (4)	76	Member of Board of Directors, Private Investor
Betsy Rafael (1) (2)	56	Member of Boards of Directors
Ronald A. Sege (5)	60	Chairman of the Board, Chief Executive Officer and President of Echelon

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Denotes nominee for election at the Annual Meeting.
(5)	Sole member of the Stock Option Committee.

Director Biographies

The business experience and other specific skills, attributes and qualifications of each member of our Board of Directors are as follows:

Class B Directors — Nominees for Election

Robert J. Finocchio, Jr. has been a director of our Company since 1999. For the past five years, Mr. Finocchio’s principal occupation has been as a professor, trustee, investor, corporate director and Board member. Mr. Finocchio served as Chairman of the Board of Informix Corporation, an information management software Company, from August 1997 to September 2000. Since September 2000, Mr. Finocchio has been a dean’s executive professor at Santa Clara University’s Leavey School of Business. From July 1997 until July 1999, Mr. Finocchio served as President and Chief Executive Officer of Informix. From December 1988 until May 1997, Mr. Finocchio was employed with 3Com Corporation, a global data networking company, where he held various positions, most recently serving as President, 3Com Systems. Mr. Finocchio also serves as a director of Nuance Communications, Inc. and served as a director of Broadcom Corporation from December 2011 to February 2016, as a director of Altera Corp. from 2002 to December 2011, and as a director of Sun Microsystems from 2006 to January 2010. Mr. Finocchio is a member of the Board of Trustees of Santa Clara University. Mr. Finocchio holds a B.S. degree in Economics from Santa Clara University and an M.B.A. degree from the Harvard Business School.

Our Nominating and Corporate Governance Committee has reviewed Mr. Finocchio’s qualifications and background and has determined that based on his extensive executive and financial experience, Mr. Finocchio is well qualified to serve as a director of our Company in light of our Company’s business activities.

Armas Clifford Markkula, Jr. is the founder of our Company and has served as a director since 1988. He has been Vice Chairman of our Board of Directors since 1989. For the past five years, Mr. Markkula’s principal occupation has been an investor, corporate director and Board member. Mr. Markkula was Chairman of the Board of Apple Computer from January 1977 to May 1983 and from October 1993 to February 1996 and was a director from 1977 to 1997. A founder of Apple, he held a variety of positions there, including President/Chief Executive Officer and Vice President of Marketing. Prior to founding Apple, Mr. Markkula was with Intel Corporation as Marketing Manager, Fairchild Camera and Instrument Corporation as Marketing Manager in the Semiconductor Division, and Hughes Aircraft as a member of the technical staff in the Company’s research and development laboratory. Mr. Markkula is a former trustee of Santa Clara University and served as Chair of the Board of Trustees from 2003 through 2009. Mr. Markkula received B.S. and M.S. degrees in Electrical Engineering from the University of Southern California.

Our Nominating and Corporate Governance Committee has reviewed Mr. Markkula’s qualifications and background and has determined that based on his extensive executive experience, Mr. Markkula is well qualified to serve as a director of our Company in light of our Company’s business activities.

Robert R. Maxfield has been a director of our Company since 1989. For the past five years, Mr. Maxfield’s principal occupation has been an investor, corporate director and Board member. Mr. Maxfield served as President and Chief Executive Officer of our Company from November 2009 until August 18, 2010 and as assistant to the CEO/President from August 19, 2010 to November 4, 2010. He also served as our Company’s Senior Vice President of Products from April 2008 through September 2008 and a consultant to our Company from October 2008 through April 2009. He was a co-founder of ROLM in 1969, and served as Executive Vice President and a director until ROLM’s merger with IBM in 1984. Following the merger, he continued to serve as Vice President of ROLM until 1988. Since 1988, he has been a private investor. Mr. Maxfield was a venture partner with Kleiner, Perkins, Caufield & Byers, a venture capital firm, from 1989 to 1992. Mr. Maxfield received B.A. and B.S.E.E. degrees from Rice University, and M.S. and Ph.D. degrees in Electrical Engineering from Stanford University.

Our Nominating and Corporate Governance Committee has reviewed Mr. Maxfield’s qualifications and background and has determined that based on his extensive executive experience, Mr. Maxfield is well qualified to serve as a director of our Company in light of our Company’s business activities.

Continuing Directors

Betsy Rafael has been a director of our Company since 2005. For the past five years, Ms. Rafael’s principal occupation has been a corporate director and Board member. Ms. Rafael served as Principal Accounting Executive of Apple Inc. from January 2008 to October 19, 2012. Ms. Rafael served as Vice President and

Corporate Controller of Apple Inc. from August 2007 until October 19, 2012. From September 2006 to August 2007, Ms. Rafael held the position of Vice President, Corporate Finance for Cisco Systems. From April 2002 to September 2006, she served as Vice President, Corporate Controller and Principal Accounting Officer of Cisco Systems. From December 2000 to April 2002, Ms. Rafael was the Executive Vice President, Chief Financial Officer, and Chief Administrative Officer of Aspect Communications, Inc., a provider of customer relationship portals. From April 2000 to November 2000, Ms. Rafael was Senior Vice-President and CFO of Escalate Inc., an enterprise e-commerce application service provider. From 1994 to 2000, Ms. Rafael held a number of senior positions at Silicon Graphics, culminating her career at Silicon Graphics as Senior Vice President and Chief Financial Officer. Prior to SGI, Ms. Rafael held senior management positions in finance with Sun Microsystems and Apple Computer. Ms. Rafael began her career with Arthur Young & Company. Ms. Rafael also serves as a director of Shutterfly, Inc. since June 2016, Autodesk, Inc. since September 2013, and GoDaddy Inc. since May 2014. Ms. Rafael received a B.S.C. degree in Accounting from Santa Clara University.

Our Nominating and Corporate Governance Committee has reviewed Ms. Rafael’s qualifications and background and has determined that based on her extensive executive and financial experience, Ms. Rafael is well qualified to serve as a director of our Company in light of our Company’s business activities.

Ronald A. Sege has been President, Chief Executive Officer and a member of our Board of Directors since August 19, 2010. Our Board of Directors appointed Mr. Sege as Chairman of the Board on October 12, 2011. Mr. Sege served as President and Chief Operating Officer and a member of the board of directors of 3Com Corporation (“3Com”) from April 2008 until the acquisition of 3Com by Hewlett-Packard Company effective April 12, 2010. Prior to re-joining 3Com, Mr. Sege served as President and Chief Executive Officer of Tropos Networks, Inc., a provider of wireless broadband networks, from 2004 to 2008. Prior to Tropos, Mr. Sege was President and Chief Executive Officer of Ellacoya Networks, Inc., a provider of broadband service optimization solutions based on deep packet inspection technology, from 2001 to 2004. Prior to Ellacoya, Mr. Sege was Executive Vice President of Lycos, Inc., an internet search engine, from 1998 to 2001. Prior to Lycos, Mr. Sege spent nine years at 3Com, from 1989 to 1998, serving in a variety of senior management roles including Executive Vice President, Global Systems Business Unit. Mr. Sege joined the Board of Directors of Ubiquiti Networks, Inc. in October 2012. Mr. Sege holds an M.B.A. from Harvard University and a B.A. degree from Pomona College.

Our Nominating and Corporate Governance Committee has reviewed Mr. Sege’s qualifications and background and has determined that based on his extensive executive experience, Mr. Sege is well qualified to serve as a director of our Company in light of our Company’s business activities.

Vote Required

Directors shall be elected by a plurality vote. The Class B nominees for director receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to be voted at the Annual Meeting shall be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSED CLASS B DIRECTORS.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 9, 2016, our Audit Committee approved the dismissal of KPMG LLP and the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2016. The reports of KPMG LLP on the financial statements for our fiscal years ended December 31, 2015 and December 31, 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with KPMG LLP’s audits for the fiscal years ended December 31, 2015 and December 31, 2014 and in the subsequent interim period through August 9, 2016, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in its report on financial statements for such periods. During the fiscal years ended December 31, 2015 and December 31, 2014 and in the subsequent interim period through August 9, 2016, there were no reportable events as defined in Regulation S-K, Item 304(a)(1)(v).

During the fiscal years ended December 31, 2014 and 2015, and in the subsequent interim period through August 9, 2016, we did not consult Armanino LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement” with our former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Armanino LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Stockholder ratification of the appointment of Armanino LLP is not required by our Amended and Restated Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the appointment of Armanino LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by stockholders, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2018 if our Audit Committee believes that such a change would be in our best interests. A representative of Armanino LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders. A representative of KPMG LLP is not expected to be present at the Annual Meeting.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee pre-approves all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Armanino LLP for our fiscal year ending December 31, 2018 will be pre-approved by our Audit Committee.

Audit and Non-Audit Fees

The following table sets forth fees for services Armanino LLP provided during fiscal years 2017 and 2016:

	2017	2016
Audit Fees (1)	$305,350	$245,739
Audit-Related Fees (2)	$—	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—
Total	$305,350	$245,739

(1)

Represent fees for professional services provided in connection with the audit of our annual financial statements and our internal control over financial reporting, the review of our quarterly financial statements, and other advice on accounting matters.

(2)

Consist of fees for professional services that are reasonably related to the performance of the audit or review of the company’s financial statements. There were no Audit-Related Fees recorded in 2017 or 2016.

(3)	Consist of professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning.
(4)	All other fees in 2017 and 2016 represent fees for due diligence services provided in connection with contemplated business transactions.

The following table sets forth fees for services KPMG LLP provided during fiscal year 2016:

2016
Audit Fees (1)	$413,006
Audit-Related Fees (2)	$—
Tax Fees (3)	$—
All Other Fees (4)	$—
Total	$413,006

(1)

Represent fees for professional services provided in connection with the audit of our annual financial statements and our internal control over financial reporting, the review of our quarterly financial statements, and other advice on accounting matters.

(2)

Consist of fees for professional services that are reasonably related to the performance of the audit or review of the company’s financial statements. There were no Audit-Related Fees recorded in 2016.

(3)	Consist of professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning.
(4)	All other fees in 2016 represent fees for due diligence services provided in connection with contemplated business transactions.

Vote Required

Ratification of the appointment of Armanino LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to be voted on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2018.

PROPOSAL THREE

RATIFICATION OF THE TAX BENEFIT PRESERVATION PLAN

Background

Our business operations have generated significant net operating losses and unrealized tax losses (collectively, “NOLs”), and we may generate additional NOLs in future years. Under federal tax laws, we generally can use our NOLs and certain related tax credits to offset ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of December 31, 2017, we had net operating loss carry forwards of $261.2 million for federal income tax reporting purposes and $107.3 million for state income tax reporting purposes, which expire at various dates through 2037. In addition, as of December 31, 2017, we had approximately $11.4 million and $16.5 million of tax credit carry forwards for increased research expenditures for federal and California purposes, respectively. Although we cannot estimate the exact amount of NOLs that we can use to reduce our future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are very valuable assets.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least five percent of our common stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a significant amount of our NOLs expiring unused, which would significantly impair the value of our NOLs. Although the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken, we believe that it is possible that we could experience an ownership change in the future.

After careful consideration, the Board determined that the most effective way to protect the benefits of our NOLs for long-term stockholder value was to adopt a Tax Benefit Preservation Plan (as amended, the “Rights Agreement”). Subject to certain limited exceptions, the Rights Agreement is designed to deter any person from buying our common stock (or any interest in our common stock) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.99% or more of our then-outstanding common stock without approval of the Board. We adopted the Rights Agreement on April 22, 2016. It is described below, and the full terms of the Rights Agreement can be found in Annex A to this Proxy Statement. The Rights Agreement was initially scheduled to expire on April 25, 2017.

On April 17, 2017, our Board approved, and the Company entered into, an amendment to the Rights Agreement (the “Rights Agreement Amendment”) to extend the expiration of the Rights Agreement to April 25, 2019. As part of the Rights Agreement Amendment, the Board determined that if stockholders do not ratify the Rights Agreement at the Annual Meeting, then we will terminate the Rights Agreement. The Rights Agreement Amendment can be found in Annex A to this Proxy Statement.

The Board urges our stockholders to carefully read this proposal, the items discussed below under the heading “Certain Considerations Related to the Rights Agreement,” and the full terms of the Rights Agreement and the Rights Agreement Amendment, which are attached as Annex A to this Proxy Statement. It is important to note that this measure does not offer a complete solution, and an ownership change may occur even if the Rights Agreement is ratified. The Rights Agreement may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. The Board believes that the Rights Agreement is appropriate and that it will serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, the Board recommends that stockholders ratify the Rights Agreement.

THE FAILURE TO OBTAIN STOCKHOLDER RATIFICATION OF THE RIGHTS AGREEMENT WILL RESULT IN THE TERMINATION OF THE RIGHTS AGREEMENT AND THE POTENTIAL FOR SUBSTANTIAL IMPAIRMENT OF OUR NOLS. AN IMPAIRMENT OF OUR NOLS COULD NEGATIVELY IMPACT THE COMPANY, AND, CONSEQUENTLY, ITS STOCKHOLDERS.

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which can be found in Annex A to this Proxy Statement. Please read the Rights Agreement in its entirety, as the discussion below is only a summary.

Description of the Rights Agreement

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one right (a “Right”) for each outstanding share of Common Stock. Prior to the Distribution Date referred to below:

•

the Rights will be evidenced by and trade with the certificates for the shares of Common Stock (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•

new shares of Common Stock certificates issued after the record date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and

•

the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated shares of Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such shares of Common Stock.

Rights will accompany any new shares of Common Stock that are issued after the record date.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the shares of Common Stock and become exercisable following (1) the 10th business day (or such later date as may be determined by the Board) after the public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 4.99% or more of the shares of Common Stock or (2) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the shares of Common Stock. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities. Any person or group of affiliated or associated persons who beneficially owns 4.99% or more of the outstanding shares of Common Stock as of the announcement of the Rights Agreement (the “Exempt Person”) will not be an Acquiring Person, but only for so long as such person or group does not become the beneficial owner of any additional shares of Common Stock. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding shares of Common Stock.

The date on which the Rights separate from the shares of Common Stock and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the shares of Common Stock. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for $25.00 (the “Exercise Price”), one one-thousandth of a share of Series A Participating Preferred Stock (a “Preferred Share”) having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

•	not be redeemable;

•	entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

•	entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;

•	have the same voting power as one Common Share; and

•	entitle holders to a per share payment equal to the payment made on one Common Share if the shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger

If an Acquiring Person obtains beneficial ownership of 4.99% or more of the shares of Common Stock, except pursuant to an offer for all outstanding shares of Common Stock that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Flip-Over Trigger

If, after an Acquiring Person obtains 4.99% or more of the shares of Common Stock, (1) the Company merges into another entity, (2) an acquiring entity merges into the Company or (3) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights

The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the shares of Common Stock. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the shares of Common Stock and prior to the acquisition by the Acquiring Person of 50% of the shares of Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for shares of Common Stock at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights

The Rights expire on the earliest of (1) 5:00 p.m., New York City time, on April 25, 2019 (unless such date is extended); (2) the redemption or exchange of the Rights as described above; (3) following the Annual Meeting if stockholders do not ratify the Rights Agreement; (4) the repeal of Section 382 of the Code or any other change if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of the NOLs; (5) the time at which the Board determines that the NOLs are fully utilized or no longer available pursuant to Section 382 of the Code or that an ownership change pursuant to Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs, or materially impair the amount of the NOLs that could be used by the Company in any particular time period, for applicable tax purposes; or (6) a determination by the Board prior to the Distribution Date that the Rights Agreement and the Rights are no longer in the best interests of the Company and its stockholders.

Amendment of Terms of the Rights Agreement and the Rights

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (1) cure any ambiguities; (2) shorten or lengthen any time period pursuant to the Rights Agreement or (3) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.

Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or shares of Common Stock.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Certain Considerations Related To the Rights Agreement

The Board believes that attempting to protect the tax benefits of our NOLs is in our and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Rights Agreement is approved. Please consider the items discussed below in voting on this Proposal Three.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim that we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Rights Agreement is in place.

Continued Risk of Ownership Change

Although the Rights Agreement is intended to reduce the likelihood of an ownership change, we cannot assure you that it will prevent all transfers of our common stock that could result in such an ownership change.

Potential Effects on Liquidity

The Rights Agreement will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Rights Agreement upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors or with us to determine whether their ownership of our stock approaches the restricted levels.

Potential Anti-Takeover Impact

The reason the Board approved the Rights Agreement is to preserve the long-term value of our NOLs. The Rights Agreement is not intended to prevent a takeover of the Company. However, the Rights Agreement, if ratified by our stockholders, could be deemed to have an anti-takeover effect because, among other things, an Acquiring Person may be diluted upon the occurrence of a triggering event under the Rights Agreement. Accordingly, the overall effects of the Rights Agreement, if ratified by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The adoption of the Rights Agreement is not the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures.

Stockholders should be aware that we are subject to Section 203 of the Delaware General Corporation Law, which provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our outstanding voting stock (referred to as an

“interested stockholder”) cannot be completed for a period of three years after the time the person became an interested stockholder unless (i) prior to such time, our Board approved either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are both directors and officers of the Company and shares owned by certain of our employee benefit plans), or (iii) the business combination was approved by our Board of Directors and by the affirmative vote of the holders of at least 66-2/3% of our outstanding voting stock not owned by the interested stockholder.

Our Amended and Restated Certificate of Incorporation, as amended, and our bylaws contain certain provisions that may also be deemed to have a potential anti-takeover effect, including:

•	Stockholders have no preemptive right to acquire our securities;

•	Our bylaws contain advance notice requirements for any stockholder to present a nomination for director or other proposal at an annual or special meeting of stockholders; and

•	Our authorized but unissued shares of common stock and preferred stock may be issued without additional stockholder approval and may be utilized for a variety of corporate purposes.

Vote Required

Ratification of the Rights Agreement requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to be voted on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RIGHTS AGREEMENT.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

To our knowledge, the following table sets forth certain information with respect to beneficial ownership of our common stock, as of March 19, 2018, for:

•	each person who we know beneficially owns more than 5% of our common stock;

•	each of our directors and the director nominee;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock shown held by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes shares of common stock underlying options or other rights held by such person that are exercisable within 60 calendar days of March 19, 2018, but excludes shares of common stock underlying options or other rights held by any other person. Percentage of beneficial ownership is based on 4,541,711 shares of common stock outstanding as of March 19, 2018.

Name	Shares Beneficially Owned	Percentage Beneficially Owned
5% Stockholders:
Royce & Associates, LP (1)	344,852	7.6%
ENEL Investment Holding BV (2)	300,000	6.6%
Renaissance Technologies LLC (3)	298,900	6.6%
Directors and Executive Officers:
Armas Clifford Markkula, Jr. (4) (5)	190,703	4.2%
Ronald A. Sege (4) (6)	137,417	3.0%
Alicia J. Moore (4)	59,804	1.3%
Robert R. Maxfield (4) (7)	50,398	1.1%
Christopher Jodoin (4)	47,632	1.0%
Robert J. Finocchio, Jr. (4) (8)	29,500	*
Betsy Rafael (4)	14,000	*
All directors and Section 16 executive officers as a group (10 persons) (4)	627,077	13.0%

*	Less than 1%.
(1)

The number of shares beneficially owned is as reported in a Schedule 13G/A filed by Royce & Associates, LP with the SEC on January 22, 2018. The address of Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151. Royce & Associates, LP reported sole voting and dispositive power with respect to all of such shares.

(2)

Affiliate of Enel S.p.A. The number of shares beneficially owned is as reported in a Schedule 13D filed by Enel S.p.A. with the SEC on September 21, 2000. The principal address is Herengracht 471, 1017 BS Amsterdam, The Netherlands.

(3)

The number of shares beneficially owned is as reported in a Schedule 13G filed by Renaissance Technologies LLC with the SEC on February 14, 2018. The address of Renaissance Technologies LLC is 800 Third Avenue, New York, NY 10022. Renaissance Technologies LLC reported sole voting power with respect to 263,965 shares, sole dispositive power with respect to 264,265 shares and shared dispositive power with respect to 34,635 shares.

(4)

Includes, for the applicable director or executive officer, the following shares exercisable within 60 days of March 19, 2018 upon the exercise of options, performance shares and/or SARs, as shown in the table below. The number of shares issued upon the exercise of SARs will be reduced at the time of exercise by (i) a number of shares sufficient to cover the grant price times the number of shares with respect to which the SAR is being exercised plus (ii) a number of shares sufficient to cover the amount of certain minimum withholding taxes due at the time of exercise. The number of shares withheld to cover the grant price and withholding taxes will be calculated based on the fair market value of our common stock on the date of exercise.

Name	Options	Performance Shares	SARs
Armas Clifford Markkula, Jr.	13,000	—	—
Ronald A. Sege	86,625	—	—
Alicia J. Moore	45,000	—	—
Robert R. Maxfield	13,000	—	—
Christopher Jodoin	33,565	466	—
Robert J. Finocchio, Jr.	13,000	—	—
Betsy Rafael	13,000	—	—
All directors and executive officers as a group	285,240	799	—

(5)

Includes 165,511 shares held by Armas Clifford Markkula, Jr. and Linda Kathryn Markkula, Trustees of the Restated Arlin Trust Dated December 12, 1990, and 12,192 shares held by the Markkula Family Limited Partnership. Mr. Markkula and his spouse disclaim beneficial ownership of all but 2,750 of the shares held by the Markkula Family Limited Partnership.

(6)

Includes 41,638 shares held by R. A. Sege & E. Sege Co-TTEE Ronald A. and Eugenia Sege TR U/T/A DTD 10/19/2010, of which 20,819 shares will be held in constructive trust for Eugenia Sege pursuant to the terms of a divorce decree dated December 27, 2017.

(7)	Includes 37,398 shares held by Robert R. Maxfield, Trustee UA DTD 12/14/87.
(8)	Includes 16,500 shares held by the Robert J. and Susan H. Finocchio Family Trust dated January 9, 1990.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

The decisions with respect to our fiscal 2017 executive officer compensation, including the compensation of our named executive officers, are made by the Compensation Committee, in consultation with our Chief Executive Officer (except with respect to his own compensation) and Compensia, an independent compensation consultant within the meaning of the rules of the SEC and NYSE. Compensia was engaged by the Compensation Committee pursuant to the authority delegated under its charter and serves at the discretion of the Compensation Committee.

The Compensation Committee believes that our Chief Executive Officer has valuable insight into contributions and efforts of our executive officers. Our Chief Executive Officer sets individual performance objectives for each executive officer (other than himself) at the beginning of each calendar year and reviews the performance of our executive officers throughout the year and during an annual review process following the end of the calendar year. He then presents his findings to the Compensation Committee, together with recommendations for their compensation arrangements. At the direction of the Compensation Committee, Compensia provides input on a broad range of executive compensation matters by evaluating ad hoc market data and other factors related to similarly situated companies.

The Compensation Committee makes the final decisions with respect to all executive officer compensation decisions.

Summary Compensation Table

The following table shows compensation information for the fiscal years ended December 31, 2017 and December 31, 2016 for the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald A. Sege (2) Chairman of the Board, Chief Executive Officer and President	2017 2016	400,000 400,000	— —	589,207 234,900	— 116,768	— 226,867	— —	— —	989,207 978,535

Alicia J. Moore (3) Senior Vice President, Chief Legal and Administration Officer and Secretary	2017 2016	305,000 305,000	— —	238,132 125,280	— 62,276	— 59,106	— —	— —	543,132 551,662

Christopher Jodoin (4) Senior Vice President of Operations and Planning	2017 2016	248,958 250,000	26,668 40,000	228,193 109,620	— 54,492	— 47,572	— —	— —	503,819 501,684

(1)

Amounts shown do not reflect compensation actually received by the named executive officers. Instead, the amounts shown are the grant date fair value of the stock awards (disregarding an estimate of forfeitures) as determined in accordance with FASB ASC Topic 718, which were recognized for financial statement purposes. The assumptions used in the valuation of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts do not correspond to the actual values that will be recognized by the named executive officers.

(2)

Mr. Sege has served as President and Chief Executive Officer of Echelon (the “Principal Executive Officer” or “PEO”) since August 19, 2010 and as Chairman of the Board since October 12, 2011. See Executive Compensation — Executive Employment Arrangements for a description of the material terms of Mr. Sege’s employment agreement.

(3)

Ms. Moore has served as Senior Vice President, General Counsel and Secretary since July 2013 and as Senior Vice President, Chief Legal and Administration Officer and Secretary of Echelon since April 2015.

(4)	Mr. Jodoin has served as Senior Vice President of Operations and Planning of Echelon since January 2016.

Management Incentive Plan

Our executive officers, including our named executive officers, participated in our 2017 Management Incentive Plan (the “2017 MIP”). To assist the Company in its continued efforts to conserve cash and to strengthen pay for performance alignment with shareholder interests, our named executive officers voluntarily commuted their respective rights to earn a cash bonus in 2017 under their employment agreements to an award of performance shares (each, a “Performance Award”) that may be earned under the 2017 MIP.

Under the terms of the 2017 MIP, each of our named executive officers received a Performance Award under our 2016 Equity Incentive Plan covering a number of shares of our common stock determined by dividing (i) the target cash bonus amount set forth in such named executive officer’s employment agreement by (ii) $5.06, which is the closing price per share of our common stock on January 3, 2017. For 2017, Mr. Sege’s target bonus opportunity was $400,000, Ms. Moore’s target bonus opportunity was $95,000, and Mr. Jodoin’s target bonus opportunity was $85,000. Accordingly, Mr. Sege’s Performance Award covered 79,052 shares, Ms. Moore’s Performance Award covered 18,775 shares, and Mr. Jodoin’s Performance Award covered 16,799 shares.

The actual number of shares of our common stock issuable upon vesting of each Performance Award will vary depending on our achievement of certain performance targets, with up to 37.5% of the shares scheduled to vest upon the achievement of certain revenue targets, up to 37.5% of the shares subject to vest upon the achievement of certain non-GAAP operating income targets, and the remaining shares subject to vest upon the achievement of certain individual performance objectives. In order to qualify for partial vesting on any metric, certain thresholds must be met. If we were to surpass our target metrics, a 2017 MIP participant could only vest up to 100% of the shares subject to the Performance Award. In addition, under the 2017 MIP, participants were required to be an employee of the Company as of March 15, 2018 in order for the award to vest.

As a result of the Company’s performance, and failure to meet the revenue and non-GAAP operating income target objectives for the Performance Awards, the portions of the Performance Awards subject to those criteria were cancelled. As of March 15, 2018, the Performance Awards based on the discretionary portion of the 2017 MIP were achieved as follows:

Name	2017 MIP Shares Awarded	2017 MIP Shares Vested	2017 MIP Shares Cancelled
Ronald A. Sege	79,052	14,822	64,230
Alicia J. Moore	18,775	4,693	14,082
Christopher Jodoin	16,799	3,150	13,649
All Executive Officers as a Group	143,283	28,902	114,381

In addition, Performance Awards are subject to certain time-based vesting conditions, and may accelerate in connection with certain terminations of service with our Company. For more information, see notes 7, 8 and 9 to the Outstanding Equity Awards at 2017 Fiscal Year-End Table.

Executive Employment Arrangements

Chief Executive Officer. We entered into an employment agreement with Mr. Sege effective August 19, 2010. The compensation payable to Mr. Sege under the employment agreement is described above, and his post-employment compensation arrangements are described in the following section. If we either terminate Mr. Sege’s employment for any reason other than “cause” or Mr. Sege resigns for “good reason” (either event being an “Involuntary Termination”), then subject to his execution of a release of claims in favor of our Company which subsequently becomes effective, he will be entitled to receive: (a) a lump sum payment equal to the sum of 12 months of his then-current base salary plus an amount equal to the pro-rata portion of his then-current target bonus; (b) up to 18 months of COBRA reimbursement; and (c) 12 months vesting acceleration of his then outstanding and unvested equity awards other than any performance-based restricted stock award. Under Mr. Sege’s employment agreement, in the event our Company experiences a change in control and he is subject to an Involuntary Termination (not for cause) during the three month period prior to the change in control or following the change in control, then subject to his execution of a release of claims in favor of our Company that subsequently becomes effective, he would be entitled to receive: (x) a lump sum payment equal to 18 months of his base salary and target annual bonus (based on the average annual bonus paid over the last two years or the current target annual bonus, whichever is higher); (y) up to 18 months of COBRA reimbursement; and (z) 100% vesting acceleration of outstanding and unvested equity awards (including at the target levels for any outstanding and unvested performance-based awards).

Other Executive Officers. The Compensation Committee approved our Company entering into individual severance agreements with certain individuals reporting to our Chief Executive Officer with operational responsibility over particular critical functions including the named executive officers. Pursuant to this authorization, our Company entered into agreements with Alicia J. Moore, Senior Vice President, Chief Legal and Administration Officer and Secretary, and Christopher Jodoin, Senior Vice President Operations and Planning.

Each of these agreements has a term of four years from its effective date, which terms renew automatically for additional two year periods, and provide cash severance benefits for nine months in the event of non-fault involuntary terminations, or 12 months in the event of a change in control of our Company, respectively, as defined in the respective agreements, in either case conditioned upon execution and non-revocation of a release and continued compliance with our Company’s proprietary information agreement. The severance benefits include payment of base salary and an amount equal to twice the monthly COBRA premium that would be required to continue group health, dental and vision coverage for the a period equivalent to the severance payments.

Outstanding Equity Awards at 2017 Fiscal Year-End

The table below shows all outstanding equity awards held by the named executive officers at the end of our fiscal year ended December 31, 2017.

	Option Awards							Stock Awards
		Number of Securities Underlying Unexercised Options (#)				Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Name	Grant Date	Exercisable		Unexercisable		($)	Date	(#)		($) (15)
Ronald A. Sege	6/11/2012	15,000	(1)	—		31.70	6/11/2022	—		—
	6/10/2013	12,000	(2)	—		23.70	6/10/2023	—		—
	6/12/2015	24,000	(3)	—		9.11	6/12/2025	—		—
	9/28/2016	28,125	(4)	16,875	(4)	5.22	9/28/2026	—		—
	9/28/2016	—		—		—	—	22,500	(5)	124,628
	9/20/2017	—		—		—	—	40,000	(6)	221,560
	1/10/2017	—		—		—	—	19,762	(7)	109,462
	1/10/2017	—		—		—	—	29,645	(8)	164,204
	1/10/2017	—		—		—	—	29,645	(9)	164,204

Alicia J. Moore	8/12/2013	18,000	(10)	—		22.40	8/12/2023	—		—
	6/12/2015	8,000	(3)	—		9.11	6/12/2025	—		—
	9/28/2016	15,000	(4)	9,000	(4)	5.22	9/28/2026	—		—
	9/28/2016	—		—		—	—	12,000	(11)	66,468
	9/20/2017	—		—		—	—	30,000	(6)	166,170
	1/10/2017	—		—		—	—	4,693	(7)	25,995
	1/10/2017	—		—		—	—	7,041	(8)	39,000
	1/10/2017	—		—		—	—	7,041	(9)	39,000

Christopher Jodoin	6/11/2012	1,500	(1)	—		31.70	6/11/2022	—		—
	6/10/2013	1,840	(2)	—		23.70	6/10/2023	—		—
	4/10/2015	4,977	(12)	623	(12)	9.60	4/10/2025	—		—
	6/12/2015	8,000	(3)	—		9.11	6/12/2025	—		—
	9/28/2016	13,125	(4)	7,875	(4)	5.22	9/28/2026	—		—
	4/10/2015	—		—		—	—	466	(13)	2,581
	9/28/2016	—		—		—	—	10,500	(14)	58,160
	9/20/2017	—		—		—		30,000	(6)	166,170
	1/10/2017	—		—		—		4,199	(7)	23,258
	1/10/2017	—		—		—		6,300	(8)	34,896
	1/10/2017	—		—		—		6,300	(9)	34,896

(1)	This stock option was subject to vesting at the rate of one-fourth of the shares on June 11, 2013 and each one-year anniversary thereafter, subject to continued employment with our Company.
(2)	This stock option is subject to vesting at the rate of one-fourth of the shares on June 10, 2014 and each one-year anniversary thereafter, subject to continued employment with our Company.
(3)	This stock option is subject to vesting at the rate of 50% of the shares on June 12, 2016 and 1/24th of the shares each month thereafter, subject to continued employment with our Company.
(4)	This stock option is subject to vesting at the rate of 50% of the shares on September 28, 2017 and 1/24th of the shares each month thereafter, subject to continued employment with our Company.
(5)

This performance share grant was originally for 45,000 shares and subject to vesting at the rate of 50% of the shares on September 28, 2017 and September 28, 2018, subject to continued employment with our Company. As of December 31, 2017, 22,500 of such performance shares have been released.

(6)	This performance share grant is subject to vesting at the rate of 50% of the shares on September 20, 2018 and September 20, 2019, subject to continued employment with our Company.
(7)

This performance share grant is subject to vesting at the rate of up to 100% of the shares on March 15, 2018, subject to continued service with our Company and the achievement of discretionary performance criteria. Notwithstanding the foregoing, if the applicable named executive officer experiences an “Involuntary Termination” (as defined in the performance share grant award agreement) due to a “Change of Control Merger” (as defined in the performance share grant award agreement) that closes prior to March 15, 2018, 100% of the shares subject to the performance share grant will vest in full and all performance goals will be deemed achieved at 100% of target levels.

(8)

This performance share grant is subject to vesting at the rate of up to 100% of the shares on March 15, 2018, subject to continued service with our Company and the achievement of revenue performance criteria. Notwithstanding the foregoing, if the applicable named executive officer experiences an “Involuntary Termination” (as defined in the performance share grant award agreement) due to a “Change of Control Merger” (as defined in the performance share grant award agreement) that closes prior to March 15, 2018, 100% of the shares subject to the performance share grant will vest in full and all performance goals will be deemed achieved at 100% of target levels.

(9)

This performance share grant is subject to vesting at the rate of up to 100% of the shares on March 15, 2018, subject to continued service with our Company and the achievement of non-GAAP operating income performance criteria. Notwithstanding the foregoing, if the applicable named executive officer experiences an “Involuntary Termination” (as defined in the performance share grant award agreement) due to a “Change of Control Merger” (as defined in the performance share grant award agreement) that closes prior to March 15, 2018, 100% of the shares subject to the performance share grant will vest in full and all performance goals will be deemed achieved at 100% of target levels.

(10)	This stock option is subject to vesting at the rate of one-fourth of the shares on August 12, 2014 and each one-year anniversary thereafter, subject to continued employment with our Company.
(11)

This performance share grant was originally for 24,000 shares and subject to vesting at the rate of 50% of the shares on September 28, 2017 and September 28, 2018, subject to continued employment with our Company. As of December 31, 2017, 12,000 of such performance shares have been released.

(12)	This stock option is subject to vesting at the rate of one-third of the shares on April 10, 2016 and 1/36th of the shares each month thereafter, subject to continued employment with our Company.
(13)

This performance share grant was originally for 1,400 shares and subject to vesting at the rate of one-third of the shares on April 10, 2016 and each one-year anniversary thereafter, subject to continued employment with our Company. As of December 31, 2017, 924 of such performance shares have been released.

(14)

This performance share grant was originally for 21,000 shares and subject to vesting at the rate of 50% of the shares on September 28, 2017 and September 28, 2018, subject to continued employment with our Company. As of December 31, 2017, 10,500 of such performance shares have been released.

(15)	The market value is based on the $5.54 per share closing price of our common stock on December 29, 2017, the last market trading day in 2017.

Option Exercises and Stock Vested for Fiscal 2017

The table below shows all stock options and SARs exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the named executive officers during the fiscal year ended December 31, 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Ronald A. Sege	—	—	26,250	128,348
Alicia J. Moore	—	—	14,125	67,759
Christopher Jodoin	—	—	12,082	58,827

(1)	The value realized equals the fair market value of our common stock on the date of vesting, multiplied by the number of shares vested.

Potential Payments Upon Termination or Change in Control

In June 2008, our Board of Directors approved modifications to the forms of equity award agreements under our 1997 Stock Plan. Under these modifications, and in the equity award agreements under the 2016 Equity Incentive Plan and 2017 Inducement Equity Incentive Plan, respectively (collectively, the “Plans”), if, following a qualifying “change in control” (as defined in the respective Plan), the employment status of an employee at the level of Vice President or above is terminated as a result of an “involuntary termination” (as defined in the respective Plan) within 12 months following the change in control, such employee will fully vest in and have the right to exercise all then-outstanding stock awards and options. Our Board of Directors made this decision to reflect common practice among comparable situated companies in the Silicon Valley, following a review of such practices and input from our Company’s outside counsel.

In addition, we have entered into employment agreements with our named executive officers that provide for certain payments to the named executive officers in connection with certain terminations of service with our Company. For more information, see Executive Compensation — Executive Employment Arrangements.

Other Employee Benefits and Perquisites

We offer a number of other benefits to our employees, including our executive officers, including vacation, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, wellness programs, educational assistance, and employee assistance programs.

Retirement Plans

We maintain a tax-qualified 401(k) Plan, which provides for broad-based employee participation. The 401(k) Plan provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions are deductible by us when made. We do not offer a matching contribution in the 401(k) Plan (although we may choose to do so in the future), nor do we offer any other pension program, except as mandated by local laws.

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 about our equity compensation plans under which shares of our common stock may be issued to employees, consultants or members of our Board of Directors:

	(a)	(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	892,629	$5.379	(2)	187,982
Equity compensation plans not approved by security holders (3)	89,000	0.00	(4)	146,000

Total	981,629	$4.892	(5)	333,982

(1)	Consists of securities issuable under our 2016 Equity Incentive Plan.
(2)

The weighted average exercise price reflects the issuance of 466,906 performance shares, for which no consideration will be paid upon exercise. The weighted average exercise price for the remaining securities to be issued upon exercise of outstanding options, warrants and rights (425,723 shares) is $11.279.

(3)	Consists of securities issuable under our 2016 Inducement Equity Incentive Plan.
(4)

The weighted average exercise price reflects the issuance of 89,000 performance shares, for which no consideration will be paid upon exercise. There are no outstanding options, warrants or rights under the 2016 Inducement Equity Incentive Plan.

(5)

The weighted average exercise price reflects the issuance of 555,906 performance shares, for which no consideration will be paid upon exercise. The weighted average exercise price for the remaining securities to be issued upon exercise of outstanding options, warrants and rights (425,723 shares) is $11.279.

Policies and Procedures with Respect to Related Party Transactions

Our Board of Directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities. Our Corporate Governance Guidelines require our directors to take a proactive, focused approach to their position and to set standards that ensure our Company is committed to business success through the maintenance of the highest standards of responsibility and ethics. Our Board of Directors recognizes that related party transactions can present heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is Echelon’s preference to avoid related party transactions.

The charter of our Audit Committee requires that the members of the Audit Committee, all of whom are independent directors, review and approve in advance all related party transactions for which approval is required under applicable law. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which our Company is a participant and in which any of the following persons has or will have a direct or indirect interest:

•	an executive officer, director or director nominee of Echelon;

•	any person who is known to be the beneficial owner of more than 5% of our common stock;

•

any person who is an immediate family member (as defined in Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest in our common stock.

Certain Relationships

Agreements with ENEL

In June 2000, we entered into a stock purchase agreement with Enel pursuant to which Enel purchased 300,000 newly issued shares of our common stock for $130.7 million. The closing of this stock purchase occurred on September 11, 2000. At the closing, Enel had agreed that it would not, except under limited circumstances, sell or otherwise transfer any of those shares for a specified time period. That time period expired September 11, 2003. To our knowledge, Enel has not disposed of any of its 300,000 shares. Under the terms of the stock purchase agreement, Enel has the right to nominate a member of our Board of Directors. A representative of Enel is not presently serving on our Board of Directors; however, Livio Gallo, a representative of Enel, served on our Board of Directors from June 30, 2011 until his resignation from our Board of Directors on March 14, 2012.

At the time we entered into the stock purchase agreement with Enel, we also entered into a research and development agreement with an affiliate of Enel (the “R&D Agreement”). Under the terms of the R&D Agreement, we cooperated with Enel to integrate our LONWORKS technology into Enel’s remote metering management project in Italy, the Contatore Elettronico. We completed the sale of our components and products for the deployment phase of the Contatore Elettronico project during 2005. In October 2006, we entered into two agreements with Enel, a development and supply agreement and a software enhancement agreement. Under the development and supply agreement, Enel purchased metering kit and data concentrator products from us. Under the software enhancement agreement, which was transferred to S&T as part of the sale of the Grid division in September 2014, we were providing software enhancements to Enel for use in its Contatore Elettronico system. Revenues recognized from sales to Enel during the years ended December 31, 2016, 2015, and 2014, respectively, related primarily to shipments under the development and supply agreement. The development and supply agreement expired in March 2016.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Information

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports with the SEC regarding ownership of, and transactions in, our securities. Such officers, directors and 10% stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during the fiscal year ended December 31, 2017.

Anti-Hedging and Anti-Pledging Policies

Our insider trading policy prohibits our directors and executive officers from hedging and pledging securities of our Company.

No Incorporation by Reference

In Echelon’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee of our Board of Directors” contained in this Proxy Statement specifically are not incorporated into any other filings with the SEC. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Available Information

You may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 without charge by sending a written request to Echelon Corporation, 2901 Patrick Henry Drive, Santa Clara, California 95054, Attention: Investor Relations. The annual report is also available online at www.echelon.com or the SEC’s website at www.sec.gov.

REPORT OF THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this report of the Audit Committee of our Board of Directors shall not be deemed “filed” with the SEC or “soliciting material” under the Exchange Act, and shall not be incorporated by reference into any such filings.

The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Our management has primary responsibility for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm, Armanino LLP, is responsible for expressing an opinion on the conformity of our fiscal year 2017 audited financial statements to generally accepted accounting principles. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with our management, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and Armanino LLP to help give the Audit Committee comfort in connection with its review.

2. The Audit Committee has discussed with Armanino LLP the matters required to be discussed by the Statement on the Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board.

3. The Audit Committee has received the written disclosures and the letter from Armanino LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Armanino LLP’s communications with the Audit Committee concerning independence, and has discussed with Armanino LLP the independence of Armanino LLP.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which can be viewed at the Investor Relations section of our website at www.echelon.com. Each of the members of the Audit Committee is independent as defined under the Nasdaq Listing Rules.

Audit Committee

Robert J. Finocchio, Jr., Chairman

Robert R. Maxfield

Betsy Rafael

OTHER MATTERS

As of the date hereof, our Board of Directors is not aware of any other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote the shares they represent as our Board of Directors recommends or as they otherwise deem advisable.

THE BOARD OF DIRECTORS

Santa Clara, California

ANNEX A

TAX BENEFIT PRESERVATION PLAN, AS AMENDED

TAX BENEFIT PRESERVATION PLAN

Dated as of April 22, 2016

by and between

ECHELON CORPORATION

and

COMPUTERSHARE INC.,

as Rights Agent

EXHIBITS

Exhibit A	Form of Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock	A-A-1
Exhibit B	Form of Rights Certificate	A-B-8
Exhibit C	Form of Summary of Rights	A-C-8

A-i

TAX BENEFIT PRESERVATION PLAN

This TAX BENEFIT PRESERVATION PLAN (this “Plan”), dated as of April 22, 2016, is by and between Echelon Corporation, a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, as rights agent (the “Rights Agent”). All capitalized terms used in this Plan have the meanings given thereto in 1.

RECITALS

WHEREAS, on April 22, 2016 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted this Plan and authorized and declared a dividend of one Preferred Share purchase right (a “Right”) for each Common Share outstanding as of the Close of Business on May 6, 2016 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Plan) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein;

WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each Common Share that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the (a) Distribution Date and (b) Expiration Date, and in certain circumstances after the Distribution Date;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as hereinafter defined) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

(a) “Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but shall not include (i) any Exempt Person; or (ii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person will be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by an Exempt Person that, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares that are Beneficially Owned by such Person to 4.99% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 4.99% or more of the Common Shares then outstanding solely as the result of a reduction in the number of Common Shares then outstanding due to an acquisition of Common Shares by an Exempt Person and, after such acquisition by such Exempt Person, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the Common Shares that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such Common Shares) as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

(b) “Adjustment Shares” has the meaning set forth in 11(a)(ii).

(c) “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Stock or other securities (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.

(d) A Person will be deemed to be the “Beneficial Owner” of, and will be deemed to “Beneficially Own,” and have “Beneficial Ownership” of, any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d)

of the Treasury Regulations promulgated under Section 382; provided, however, that a Person will not be deemed pursuant to this 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to 3(a) or 22 (the “Original Rights”) or pursuant to 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security pursuant to this 1(d)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report);

(iii) that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to 1(d)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company or taking any action in connection therewith; or

(iv) that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit derived from any change in the value of such securities, in any case without regard to whether

(A) the derivative security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of the derivative security. In determining the number of Common Shares that are Beneficially Owned by virtue of the operation of this 1(d)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of Common Shares that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable derivative security or as the basis upon which the value or settlement amount of such derivative security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of Common Shares is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of Common Shares to which the derivative security relates.

Notwithstanding anything in this Plan to the contrary, to the extent not within the foregoing provisions of this Section 1(d), a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder.

(e) “Board” has the meaning set forth in the recitals at the beginning of this Plan.

(f) “Book Entry Shares” has the meaning set forth in 3(a).

(g) “Business Day” means any day other than a Saturday, Sunday or a day on which the banking institutions in the State of New York or New Jersey are authorized or obligated by law or executive order to close.

(h) “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(i) “Code” has the meaning set forth in the recitals at the beginning of this Plan.

(j) “Common Shares” means, unless otherwise specified, the shares of common stock, par value $0.01 per share, of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.

(k) “Common Share Equivalents” has the meaning set forth in 11(a)(iii).

(l) “Company” has the meaning set forth in the preamble hereto, subject to the terms of 13(a).

(m) “Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board will be used, which determination will be described in a written statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Shares cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Shares will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Shares as determined pursuant to this 1(m) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Shares) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per share as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a written statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

(n) “Current Exchange Value” means the product of the Current Per Share Market Price of Common Shares on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of Common Shares for which the Right would otherwise be exchangeable (without regard to whether there were sufficient Common Shares available therefor).

(o) “Current Value” means the value of the Adjustment Shares issuable upon the exercise of a Right.

(p) “Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10th Business Day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person; provided, however, that if any tender or exchange offer referred to in clause (ii) of this 1(p) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any Common Shares pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.

(q) “Equivalent Shares” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Preferred Shares.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Determination” has the meaning set forth in 24(a).

(t) “Exchange Ratio” has the meaning set forth in 24(a).

(u) “Exemption Request” has the meaning set forth in Section 25(a).

(v) “Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities; or (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.

(w) “Exercise Price” is initially $25.00 for each one one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right and is subject to adjustment from time to time as provided in 11 or 13.

(x) “Existing Holder” means any Person who or that, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the Common Shares then outstanding. Notwithstanding anything to the contrary in this Plan, any Existing Holder who, together with all Affiliates and Associates of such Person, becomes at any time the Beneficial Owner of less than 4.99% of the Common Shares then outstanding will cease to be an Existing Holder and will be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.

(y) “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in 24; (iv) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (v) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vi) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its stockholders.

(z) “Final Expiration Date” means April 25, 2017.

(aa) “NASDAQ” means The NASDAQ Stock Market LLC.

(bb) “Original Rights” has the meaning set forth in 1(d)(i).

(cc) “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of Common Shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.

(dd) “Plan” has the meaning set forth in the preamble hereto.

(ee) “Post-Event Transferee” has the meaning set forth in 7(e).

(ff) “Pre-Event Transferee” has the meaning set forth in 7(e).

(gg) “Preferred Shares” means shares of Series A Participating Preferred Stock, par value $0.01 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Shares.

(hh) “Principal Party” has the meaning set forth in 13(b).

(ii) “Record Date” has the meaning set forth in the recitals at the beginning of this Plan.

(jj) “Redemption Date” has the meaning set forth in 23(a).

(kk) “Redemption Price” has the meaning set forth in 23(a).

(ll) “Requesting Person” has the meaning set forth in Section 25(d).

(mm) “Right” has the meaning set forth in the recitals at the beginning of this Plan.

(nn) “Rights Agent” has the meaning set forth in the preamble hereto.

(oo) “Rights Certificate” means a certificate substantially in the form attached hereto as Exhibit B.

(pp) “Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.

(qq) “Section 11(a)(ii) Event” means any event described in 11(a)(ii).

(rr) “Section 11(a)(ii) Trigger Date” has the meaning set forth in 11(a)(iii).

(ss) “Section 13 Event” means any event described in clause (i), (ii) or (iii) of 13(a).

(tt) “Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulation promulgated thereunder.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Security” has the meaning set forth in 1(m).

(ww) “Shares Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.

(xx) “Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.

(yy) “Stock” means with respect to any Person, such Person’s (i) common shares; (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code); and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

(zz) “Subsequent Transferee” has the meaning set forth in 7(e).

(aaa) “Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.

(bbb) “Substitution Period” has the meaning set forth in 11(a)(iii).

(ccc) “Summary of Rights” means a summary of this Plan substantially in the form attached hereto as Exhibit C.

(ddd) “Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382.

(eee) “Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

(fff) “Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.

(ggg) “Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.

(hhh) “Trust” has the meaning set forth in 24(b)(ii).

(iii) “Trust Agreement” has the meaning set forth in 24(b)(ii).

(jjj) “Waiver Request” has the meaning set forth in Section 25(b).

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon 10 days prior written notice to the Rights Agent. If the Company appoints one or more co-rights agents, then the respective duties of the Rights Agent and such co-rights agents will be as the Company determines and the Company shall provide written notice thereof to the Rights Agent. The Rights Agent will have no duty to supervise, and will in no event be liable for the acts or omissions of, any co-rights agent.

3. Issuance of Rights Certificates.

(a) Rights Evidenced by Certificates for Common Shares and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of 3(b) and 3(c)) by the certificates for Common Shares registered in the names of the holders thereof or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such Common Shares (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if so requested in writing and provided with all necessary and relevant information and documents, send) (by mailing, in accordance with 27 or by such means as may be selected by the Company) to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Shares, one or more Rights Certificates evidencing one Right for each Common Share so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to 7(e). In the event that an adjustment in the number of Rights per Common Share has been made pursuant to 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Shares, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) Summary of Rights; Outstanding Common Shares. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Shares and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Shares will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Shares in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Shares. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to 23 or an exchange pursuant to 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Shares (including any Common Shares issued pursuant to an exchange) at any time thereafter.

(c) Legend. Rights will be issued in respect of all Common Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Shares will also be deemed to be certificates for Rights, and will bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX BENEFIT PRESERVATION PLAN, DATED AS OF APRIL 22, 2016, BETWEEN ECHELON CORPORATION (THE “COMPANY”) AND COMPUTERSHARE INC., AS RIGHTS AGENT (OR ANY SUCCESSOR RIGHTS AGENT), AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME (THE “PLAN”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE PLAN, SUCH RIGHTS (AS DEFINED IN THE PLAN) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF

COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE PLAN AS IN EFFECT ON THE DATE OF MAILING WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE PLAN, RIGHTS THAT ARE BENEFICIALLY OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE PLAN) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE PLAN) OR ASSOCIATES (AS DEFINED IN THE PLAN) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for Common Shares or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the Common Shares represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of the Common Shares will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with the Common Shares represented thereby. Notwithstanding this 3(c), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement or tax benefit preservation plan other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.

(d) Acquisitions of Rights by the Company. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, any Rights associated with such Common Shares will be deemed cancelled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.

4. Form of Rights Certificates.

(a) Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, protections, responsibilities and liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system or the Financial Industry Regulatory Authority, or to conform to customary usage. Subject to the provisions of 11 and 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as will be set forth therein at the Exercise Price, but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided herein.

(b) Certain Legends. Any Rights Certificate issued pursuant to 3(a), 11(h) or 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, and any Rights Certificate issued pursuant to 6 or 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent that the Rights Agent has notice thereof and to the extent feasible) substantially the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON (AS SUCH TERMS

ARE DEFINED IN THE PLAN) OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS (AS SUCH TERMS ARE DEFINED IN THE PLAN) REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.

(c) Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

5. Countersignature and Registration.

(a) Countersignature. The Rights Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer or any of its Executive Vice Presidents, which execution will be attested to by the Secretary or an Assistant Secretary of the Company, in each case either manually or by facsimile signature, and will have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates will be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer.

(b) Transfer Books. Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant and necessary information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to 7(e), have been redeemed pursuant to 23 or have been exchanged pursuant to 24.

6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of 4(b), 7(e), 14 and 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate, together with any required form of assignment duly executed and properly completed, to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the books and records of the Rights Agent. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to 4(b), 7(e), 14 and 24, the Rights Agent will countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.

(b) Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of 7(e), 11(a)(ii) and 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to the provisions of 7(e), 11(a)(ii) and 24, will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

(a) Exercise of Rights. Subject to 7(e), 23(b) and 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised. Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier of the Expiration Date and such time as all outstanding Rights have been exercised, redeemed or exchanged hereunder.

(b) Exercise Price. The Exercise Price is payable in accordance with 7(c).

(c) Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with 9(e), the Rights Agent will, subject to 7(f) and 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates for the Preferred Shares (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company hereby irrevocably directs such depositary agent to comply with such request; (ii) when necessary to comply with the terms of this Plan, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when necessary to comply with the terms of this Plan, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares, pay cash or distribute other property pursuant to 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Plan. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

(d) Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of 14.

(e) Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) to holders of equity interests in such Acquiring Person (or an Affiliate or Associate of the Acquiring Person) or to any Person with whom the Acquiring Person (or an Affiliate or Associate of the Acquiring Person) has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a

“Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become null and void pursuant to this 7(e) or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this 7(e) will be cancelled. The Company will use all reasonable efforts to ensure that the provisions of this 7(e) and 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.

(f) Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan or any Rights Certificate, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this 7 unless such registered holder, in addition to having complied with the requirements of 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, will be cancelled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent must maintain such electronic or physical records for the time period required by applicable law. The Rights Agent must deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case must deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so cancelled or destroyed by the Rights Agent).

9. Reservation and Availability of Preferred Shares.

(a) Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, or out of its authorized and issued shares held in treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) Listing. So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, then the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in 11(a)(ii) or 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend (with prompt written notice of any suspension provided to the Rights Agent), from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and promptly notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and promptly notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

(d) Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.

(e) Transfer Taxes and Governmental Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Share, Common Share or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s and Rights Agent’s satisfaction that no such tax or charge is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

10. Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a Preferred Share (or any other security of the Company, including Common Shares) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional Preferred Share (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with 9(e), was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional Preferred Shares (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Preferred Shares (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this 11.

(a) Certain Events.

(i) Certain Adjustments to Preferred Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides or splits the outstanding Preferred Shares, (C) combines or consolidates the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this 11(a)(i) and 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Shares or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Shares or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Shares transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this 11(a)(i) and 11(a)(ii), then the adjustment provided for in this 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to 11(a)(ii).

(ii) Exercise of Rights Following Certain Events. Subject to 23 and 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in 13(a), then promptly following the occurrence of such event each holder of a Right, except as provided below and in 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50% of the Current Per Share Market Price for Common Shares on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”); provided, however, that the Exercise Price and the number of Common Shares so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with 11(e). In the event that a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to 28, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this 11(a)(ii) applies and of the identity of any such Acquiring Person, Affiliate or Associate of such Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Plan and shall not be deemed to have any knowledge of the identity of any such Acquiring Person, Affiliate or Associate of such Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing unless and until it shall have received such notice.

(iii) Insufficient Common Shares. In the event that the number of Common Shares that are authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and (B) with respect to each Right (subject to 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Shares, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Shares (such shares or units of shares of preferred stock, “Common Share Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise

Price, Common Shares (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Preferred Shares and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional Common Shares or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this 11(a)(iii), the Company (a) will provide, subject to 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this 11(a)(iii), the value of the Common Shares will be the Current Per Share Market Price of the Common Shares on the Section 11(a)(ii) Trigger Date and any Common Share Equivalent will be deemed to have the same value as the value of the Common Shares on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of Rights pursuant to this 11(a)(iii).

(b) Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares or Equivalent Shares, or securities convertible into Preferred Shares or Equivalent Shares, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Shares or Equivalent Shares) less than the Current Per Share Market Price of the Preferred Shares on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Preferred Shares or Equivalent Shares, as the case may be, that the aggregate offering price of the total number of Preferred Shares or Equivalent Shares, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which shall be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Preferred Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Preferred Shares and Equivalent Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

(c) Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in 11(b)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a Preferred Share on such record date, less the fair market value per Preferred Share (as determined in good faith by the Board, whose determination will be described in a written statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which shall be such Current Per Share Market Price of a Preferred Share on such record date; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d) Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustments that by reason of this 11(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this 11 must be made to the nearest cent or to the nearest ten-millionth of a Preferred Share or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this 11(d), any adjustment required by this 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

(e) Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to 11(a) or 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Shares, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in 11(a), 11(b), 11(c), 11(d), 11(g), 11(h), 11(i), 11(j), 11(k) and 11(l), and the provisions of 7, 9, 10 and 13 with respect to the Preferred Shares will apply on like terms to any such other shares.

(f) Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Preferred Share (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Preferred Shares (calculated to the nearest ten-millionth of a Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Preferred Share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(h) Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this 11(h), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price), and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(i) Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a Preferred Share and the number of one one-thousandths of a Preferred Share that were expressed in the initial Rights Certificates issued hereunder.

(j) Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a Preferred Share at such adjusted Exercise Price.

(k) Deferred Issuance. In any case in which this 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(l) Reduction in Exercise Price. Notwithstanding anything to the contrary in this 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares or Common Shares, (ii) issuance wholly for cash of any Preferred Shares or Common Shares at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or Common Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares or Common Shares, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this 11 hereafter made by the Company to holders of Preferred Shares or Common Shares is not taxable to such stockholders.

(m) No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by 23, 24 or 28, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n) Certain Adjustments to Common Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Common Shares payable in Common Shares, (ii) subdivides or splits the outstanding Common Shares (other than by the payment of dividends payable in Common Shares), (iii) combines or consolidates the outstanding Common Shares (by reverse stock split or otherwise) into a lesser number of Common Shares or (iv) issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this 11 or 7(e): (A) each Common Share (or shares of capital stock issued in such reclassification of the Common Shares) outstanding immediately following such time will have associated with it the number of Rights as were associated with one Common Share immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the total number of Common Shares outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each Common Share that becomes outstanding after an adjustment has been made pursuant to this 11(n) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one Common Share has associated with it immediately following the adjustment made pursuant to this 11(n). If an event occurs that would require an adjustment pursuant to both this 11(n) and 11(a)(ii), then the adjustment provided for in this 11(n) will be in addition to, and will be made prior to, any adjustment required pursuant to 11(a)(ii). The adjustments provided for in this 11(n) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

(o) Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by 11(n), in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Shares (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.

12. Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in 11 or 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a reasonably detailed statement of the facts, computations and methodology accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Shares or Preferred Shares a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.

13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a) Certain Transactions. In the event that, following a Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with 11(m)) and the Company is not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with 11(m)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property, or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with 11(m)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Preferred Shares, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable Common Shares of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50% of the Current Per Share Market Price of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; provided, however, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with 11(e) to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; (E) the provisions of 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).

(b) Principal Party. For purposes of this Plan, the term “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of 13(a) (A) the Person that is the issuer of the securities into which the Common Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares have the greatest aggregate market value of shares outstanding, (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in the case of each of clause (i) and (ii) of this 13(b), if the Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (z) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in this 13 in the same ratio as its interest in such Person bears to the total of such interests.

(c) Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved Common Shares to permit the exercise in full of the Rights in accordance with this 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with 13(a) and 13(b), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:

(i) prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

(ii) use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and

(iv) take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

(d) Prohibited Transactions.

(i) Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Shares or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Shares or common stock equivalents of the Principal Party at less than such Current Per Share Market Price, or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Shares of the Principal Party pursuant to the provisions of this 13, then the Company hereby agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been cancelled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.

(ii) Notwithstanding anything to the contrary in this Plan, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

(e) Continued Applicability. The provisions of this 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not previously been exercised will thereafter become exercisable in the manner described in 13(a) (without taking into account any prior adjustment required by 11(a)(ii)).

14. Fractional Rights and Fractional Shares.

(a) Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in 11(n)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) Cash in Lieu of Fractional Preferred Shares. The Company will not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For purposes of this 14(b), the current market value of one one-thousandth of a Preferred Share will be one one-thousandth of the Current Per Share Market Price of a Preferred Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(c) Cash in Lieu of Fractional Common Shares. The Company is not required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this 14(c), the current market value of a Common Share will be the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

(d) Waiver of Fractional Rights. Except as permitted by this 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.

(e) Procedure for Payment. Whenever a payment for fractional Rights, Preferred Shares or Common Shares is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto, and will not be deemed to have knowledge of any payment for fractional Rights, Preferred Shares or Common Shares pursuant to this Plan unless and until the Rights Agent has received such certificate and sufficient monies.

15. Rights of Action. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to this Plan, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Shares), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations of any Person (including the Company) subject to this Plan, and injunctive relief against actual or threatened breaches or violations of this Plan by any Person (including the Company), in each case without having to post a bond.

16. Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;

(c) subject to 6(a) and 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Shares or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Common Shares or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to 7(e)) will be affected by any notice to the contrary;

(d) notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;

(e) Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in 7(e), become null and void; and

(f) this Plan may be supplemented or amended from time to time in accordance with 28.

17. Holder of Rights Certificate Not Deemed to be a Stockholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.

18. Concerning the Rights Agent.

(a) Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the

Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties hereunder, including any taxes or governmental charges imposed on it as a result of any action taken by it pursuant to this Plan (other than income taxes on the compensation payable to it). The Company also agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors for, and to hold them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented fees and expenses of its outside counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the costs and expenses of defending against any claim of liability and appealing any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred by the Rights Agent in enforcing this right of indemnification will be paid by the Company. The provisions of this 18 and 20 will survive the termination of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(b) Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate, (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it, in the absence of gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), to be genuine and to be duly executed and, where necessary, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice hereunder (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

19. Merger, Consolidation or Change of Name of Rights Agent.

(a) Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Plan, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this 19. If, at the time that such successor Rights Agent succeeds to the agency created by this Plan, any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

(b) Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.

20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Plan (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates or, prior to the Distribution Date, of the Common Shares, by their acceptance thereof, will be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Rights Agent or the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary or any Executive Vice President or Assistant Secretary of the Company and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken by it pursuant to the provisions of this Plan in reliance upon such certificate.

(c) The Rights Agent will be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). In no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility or likelihood of such loss or damage, and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and its affiliates, directors, employees, representatives and advisors and to hold them harmless to the fullest extent permitted by law against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever. Any liability of the Rights Agent pursuant to this Plan will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d) The Rights Agent will not be liable hereunder for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.

(e) The Rights Agent will not (i) have any liability for or be under any responsibility or have any liability in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Plan or any Rights Certificate; (iv) be responsible for (A) any adjustment or change required pursuant to 3, 11, 13, 23 or 24, (B) the manner, method or amount of any such adjustment or change or (C) ascertaining the existence of facts that would require any such adjustment or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to 12 describing such adjustment or change); (v) be responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Plan; or (vi) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary or any Executive Vice President or Assistant Secretary of the Company, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions. The Rights Agent will be fully and completely authorized and protected in relying on such instructions received from any such director or officer. The Rights Agent will not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Company. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after (but not including) the date specified in such application (which date must not be less than 10 Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking or suffering any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.

(h) The Rights Agent and any member, stockholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Rights Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Right Certificates.

(j) No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it reasonably believes, after consultation with counsel, that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l) From time to time after the Distribution Date, upon the written request of the Company and provided that such request is reasonable, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates, or promptly provide the Company with the necessary access through the websites or online links where such list can be found.

(m) In the event the Rights Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall, as soon as practicable, inform the Company or such Person seeking clarification and may, in its sole discretion, refrain from taking any action, and will be fully protected and will not be liable in any way to the Company or other Person or entity for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of the Rights Agent.

(n) The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person) pursuant to this Agreement unless and until the Rights Agent is specifically notified in writing of such fact, event or determination by the Company or by receipt of a properly completed and duly executed Rights Certificate (and form of election to purchase or form of assignment).

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 30 days’ written notice to the Company in accordance with 27 (or such lesser notice as is acceptable to the Company) and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent) by first-class mail, postage prepaid, or nationally recognized overnight delivery. In the event that any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon 30 days’ notice in writing to the Rights Agent or any successor Rights Agent in accordance with Section 27, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent) by first-class mail, postage prepaid, or nationally recognized overnight delivery. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must, upon the Company’s written request, send to the Company, or to any successor Rights Agent, the original copy of or, if originally acquired electronically by the resigning, removed or incapacitated Rights Agent, an electronic copy of all books, records, funds, certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent (collectively, the “Company Documents”), provided that the resigning, removed or incapacitated Rights Agent does not have to send to the Company or any successor Rights Agent any stock certificates and the resigning, removed or incapacitated Rights Agent may retain copies of the Company Documents. Following such removal, resignation or incapacity, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then such registered holder or the incumbent Rights Agent may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise shareholder services, is subject to supervision or examination by federal or state authorities and has, along with its affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with 27. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.

22. Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company will, with respect to Common Shares so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.

23. Redemption.

(a) Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this 23 has expired. The Company may, at its option, pay the Redemption Price in Common Shares (based on the Current Per Share Market Price of Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”

(b) General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with 27; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to give, or any defect in, any notice required by this 23 will not affect the legality or validity of the action taken by the Board or of the redemption.

(c) Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Shares, and upon such action, all outstanding Rights Certificates will be null and void without any further action by the Company.

(d) Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this 23 or in 24, or other than in connection with the purchase or repurchase of Common Shares prior to the Distribution Date.

24. Exchange.

(a) Exchange of Common Shares for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board is not empowered to effect an Exchange Determination at any time after any Person (other than any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this 24(a) will thereafter be exercisable only in accordance with 13 and may not be exchanged (or eligible for exchange) pursuant to this 24(a).

(b) Exchange Procedures.

(i) Immediately following an Exchange Determination and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights is to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then outstanding Rights (other than Rights that have become null and void pursuant to the provisions of 7(e)) by mailing such notice, in accordance with 27; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of Common Shares for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive Common Shares in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Common Shares (or other consideration) issuable pursuant to this 24 are received by Persons whose Rights are null and void pursuant to 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any Common Shares (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Shares (or other securities) so issued. The failure to give, or any defect in, any notice required by this 24 will not affect the legality or validity of the action taken by the Board or of such exchange.

(ii) The exchange of the Rights pursuant to 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Shares (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such Common Shares (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Shares (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(c) Insufficient Shares. In the event that there are not sufficient Common Shares issued but not outstanding, or authorized but unissued, to permit any exchange of Rights as contemplated in accordance with 24(a), then the Company will either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Shares in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Shares, Preferred Shares, Equivalent Shares or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Shares or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

(d) Cash in Lieu of Fractional Common Shares. In connection with an Exchange Determination, the Company will not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.

25. Process to Seek Exemption Prior to Trigger Event.

(a) Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1(v) hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of shares of Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

(b) Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1(v) hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section  25(b).

26. Notice of Certain Events.

(a) Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company), (ii) offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with 11(m)), (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person, (vi) effect the liquidation, dissolution or winding up of the Company, (vii) declare or pay any dividend on the Common Shares payable in Common Shares or (viii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with 27, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Preferred Shares or Common Shares, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Shares or Common Shares, whichever is earlier.

(b) Certain Events. If any Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to the Rights Agent and each holder of Rights Certificates a notice in accordance with 27 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to 11(a)(ii) or 13, and (ii) all references in this 26 to Preferred Shares will thereafter be deemed to be references to Common Shares or, if appropriate, other securities.

27. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Share) to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (in each case, until another address is filed in writing with the Rights Agent by the Company) as follows:

Echelon Corporation

2901 Patrick Henry Drive

Santa Clara, CA 95054

Attn:    General Counsel

Fax:     (408) 790-3550

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304-1050

Attn:    Larry W. Sonsini

            Jason Sebring

Fax:     (650) 493-6811

Subject to the provisions of 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate (or, prior to the Distribution Date, of any Common Share) to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, or first-class mail, postage prepaid, addressed (in each case, until another address is filed in writing with the Company by the Rights Agent) as follows:

Computershare Inc.

250 Royall Street

Canton, MA 02021

Attn:    Client Services

with a copy (which will not constitute notice) to:

Computershare Inc.

520 Pike St., Suite 1220

Seattle, WA 98101

Attn:    Lisa Porter

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of Common Shares) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Shares. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.

28. Supplements and Amendments. Prior to the occurrence of a Distribution Date, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Preferred Shares or Common Shares, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. From and after the occurrence of a Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the Rights Agent or the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date; provided, however, that this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable; provided further, however, that the right of the Board to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this 28, the Rights Agent must execute such supplement or amendment, and the Rights Agent acknowledges and agrees that time is of the essence in executing such supplement or amendment. Notwithstanding the foregoing, the Rights Agent may, but will not be required to execute any such supplement or amendment that adversely affects its rights, duties, obligations, or immunities pursuant to this Plan. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of Common Shares.

29. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.

30. Determinations and Actions by the Board. The Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the Company pursuant hereto, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend this Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights Certificates and all other Persons and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.

31. Benefits of this Plan. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares).

32. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board; provided further, however, that if such severed provision affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company. Without limiting the foregoing, if any provision requiring a specific group of directors to act is held to by any court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, such determination will then be made by the Board in accordance with applicable law and the Company’s organizational documents.

33. Governing Law; Exclusive Jurisdiction.

(a) Governing Law. This Plan and each Right and Rights Certificate issued hereunder will be deemed to be a contract made pursuant to the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

(b) Exclusive Jurisdiction.

(i) The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United

States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each acknowledge that the forum designated by this 33(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.

(ii) The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in 33(b)(i) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each undertake not to commence any action subject to this Plan in any forum other than the forum described in 33(b)(i). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.

34. Counterparts. This Plan and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

35. Descriptive Headings; Interpretation.

(a) Descriptive Headings. The table of contents and descriptive headings of the several Sections of this Plan are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.

(b) Interpretation.

(i) Unless otherwise indicated, all references herein to Sections or Exhibits will be deemed to refer to Sections or Exhibits of or to this Plan, as applicable. Any capitalized terms used in any Exhibit but not otherwise defined therein have the meaning set forth in this Plan. All Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Plan as if fully set forth herein.

(ii) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, are deemed in each case to be followed by the words “without limitation.”

(iii) The words “hereof,” “herein,” “herewith” and words of similar import will, unless otherwise stated, be constructed to refer to this Plan as whole and not to any particular provision of this Plan.

(iv) The word “or” is used in the inclusive sense of “and/or.” Unless the context requires otherwise, the terms “or,” “any” and “either” are not exclusive.

(v) Whenever the context may require, any pronouns used in this Plan include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns includes the plural and vice versa.

(vi) Where a word or phrase is defined, each of its other grammatical forms has a corresponding meaning.

(vii) References to “$” are to the lawful currency of the United States of America.

(viii) References to any statute shall be deemed to refer to such statute as amended from time to time and any rules or regulations promulgated thereunder. References to any agreement or contract shall be to that agreement or contract as amended, modified or supplemented from time to time.

36. Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.

37. Force Majeure. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including fires, floods, natural disasters, acts of God, terrorist acts, shortage of supply, legal restrictions, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

38. USA PATRIOT Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the day and year first above written.

ECHELON CORPORATION

By:	/s/ Ronald A. Sege
	Name:	Ronald A. Sege
	Title:	Chairman of the Board of Directors and Chief Executive Officer

COMPUTERSHARE INC.

By:	/s/ Joseph S. Campbell
	Name:	Joseph S. Campbell
	Title:	Vice President

[Signature Page to Tax Benefit Preservation Plan]

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES

OF SERIES A PARTICIPATING PREFERRED STOCK OF

ECHELON CORPORATION

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

Echelon Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby certify:

That Pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation, as amended (the “Charter”), of the Corporation, on April 22, 2016, the Board adopted the following resolutions creating a series of preferred stock, par value $0.01 per share (“Preferred Stock”), of the Corporation designated as Series A Participating Preferred Stock:

RESOLVED: That pursuant to the authority vested in the Board by the Charter, the Board does hereby provide for the issuance of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock.” The Series A Participating Preferred Stock shall have a par value of $0.01 per share, and the number of shares constituting such series shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series A Participating Preferred Stock.

Section 2. Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Participating Preferred Stock (the “Rights Declaration Date”) (a) declare any dividend on the common stock of the Corporation, par value $0.01 per share (the “Common Stock”), payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Participating Preferred Stock by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 3. Dividends and Distributions.

(a) Subject to Section 2 and to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first

A-A-1

issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to Section 2, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock.

(b) The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

Section 4. Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

A-A-2

(c) Except as set forth herein or as required by law, the holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d) (i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of Series A Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.

(ii) During any default period, such voting right of the holders of Series A Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 4(d) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided, however, that such voting right shall not be exercised unless the holders of at least one-third in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting of stockholders, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Participating Preferred Stock.

(iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Corporation shall, by action of the Chairman of the Board, the President or the Board in accordance with the Charter, promptly call a special meeting of the holders of Preferred Stock for such purpose. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (d)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Notwithstanding the provisions of this paragraph (d)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv) In any default period, the holders of Common Stock and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in subparagraph (ii) of this Section 4(d)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 4(d) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred

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Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Charter or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (ii) of this Section 4(d) (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.

Section 5. Certain Restrictions.

(a) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section 3 hereof.

(b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 3 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

Section 6. Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

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Section 7. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted to reflect events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(c) In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the Adjustment Number in effect immediately prior to such event by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Consolidation, Merger, etc. In the event that the Corporation shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or any other property (payable in kind), then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to Section 2) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 9. No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

Section 10. Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

Section 11. Amendment. At any time when any shares of Series A Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

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Section 12. Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

*        *        *

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the [●] day of [Month], 2016.

By:
Name:
Title:

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EXHIBIT B

FORM OF

RIGHTS CERTIFICATE

Certificate No. R-[●]	[●] Rights

NOT EXERCISABLE AFTER APRIL 25, 2017 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.01 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE PLAN (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE PLAN.]1

RIGHTS CERTIFICATE

ECHELON CORPORATION

This certifies that                                         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of April 22, 2016 (the “Plan”), between Echelon Corporation, a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to the Expiration Date (as such term is defined in the Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at an exercise price of $25.00 per one one-thousandth of a Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of April 22, 2016 based on the Preferred Shares as constituted at such date. As provided in the Plan, the Exercise Price and the number and kind of Preferred Shares or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Plan) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Plan.

[1]	The portion of the legend in brackets is to be inserted only if applicable and will replace the preceding sentence.

A-B-1

Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Plan. Copies of the Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.

Subject to the provisions of the Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.01 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Shares, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Shares (or cash or other securities or assets of the Company) issuable upon such exchange.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

No fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole Preferred Shares would be issued.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in herein or in the Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchange in accordance with the Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

*        *        *

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                     , 20[●].

ATTEST:	ECHELON CORPORATION

By:	By:
Name:		Name:
Title:		Title:

Countersigned:

COMPUTERSHARE INC. as Rights Agent

By:
Name:
Title:

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[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                                  hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          as attorney-in-fact to transfer the within Rights Certificate on the books of Echelon Corporation, with full power of substitution.

Dated:                     .

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

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CERTIFICATE

The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:

(1)	the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

☐ are

☐ are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2)	after due inquiry and to the best knowledge of the undersigned, it

☐ did

☐ did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient

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[Form of Reverse Side of Rights Certificate — continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise Rights represented by the Rights Certificate.)

To: Echelon Corporation

The undersigned hereby irrevocably elects to exercise                                          Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a Preferred Share (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated:                     .

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient

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CERTIFICATE

The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:

(1)	the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and

☐ are

☐ are not

being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and

(2)	after due inquiry and to the best knowledge of the undersigned, it

☐ did

☐ did not

acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) at a guarantee level satisfactory to the Rights Agent. A notary public is not sufficient.

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[Form of Reverse Side of Rights Certificate — continued]

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

IN THE EVENT THAT THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

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EXHIBIT C

FORM OF

SUMMARY OF RIGHTS

SUMMARY OF

PREFERRED SHARES PLAN

OF

ECHELON CORPORATION

On April 22, 2016, the Board of Directors (the “Board”) of Echelon Corporation (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Common Shares”), of the Company to stockholders of record as of the close of business on May 6, 2016 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company at an exercise price of $25.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”). The complete terms of the Rights are set forth in a Tax Benefit Preservation Plan (the “Plan”), dated as of April 22, 2016, between the Company and Computershare Inc., as rights agent.

By adopting the Plan, the Board is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, the “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding Common Shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Shares are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.

For those interested in the specific terms of the Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Plan, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company.

Distribution and Transfer of Rights; Rights Certificates:

The Board has declared a dividend of one Right for each outstanding Common Share. Prior to the Distribution Date referred to below:

•  the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

•  new Common Shares certificates issued after the Record Date will contain a legend incorporating the Plan by reference (for

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uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and

•  the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.

Rights will accompany any new Common Shares that are issued after the Record Date.

Distribution Date:

Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Shares. For purposes of the Plan, beneficial ownership is defined to include the ownership of derivative securities.

The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Rights:

After the Distribution Date, each Right will entitle the holder to purchase, for $25.00 (the “Exercise Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

•  not be redeemable;

•  entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

•  entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;

•  have the same voting power as one Common Share; and

•  entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.

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Flip-In Trigger:

If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Benefit Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding Common Shares as of the time of the first public announcement of the Benefit Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional Common Shares while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Shares.

Flip-Over Trigger:

If, after an Acquiring Person obtains 4.99% or more of the Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights:

The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision:

At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common

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Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights:

The Rights expire on the earliest of (i) 5:00 p.m., New York City time, on April 25, 2017 (unless such date is extended); (ii) the redemption or exchange of the Rights as described above; (iii) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (iv) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (v) a determination by the Board, in its sole discretion and prior to the Distribution Date, that the Plan and the Rights are no longer in the best interests of the Company and its stockholders.

Amendment of Terms of Plan and Rights:

The terms of the Rights and the Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions:

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes:

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

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FIRST AMENDMENT TO TAX BENEFIT PRESERVATION PLAN

This first amendment to Tax Benefit Preservation Plan, dated as of April 17, 2017 (this “Amendment”), is by and between Echelon Corporation, a Delaware corporation (the “Company”), and Computershare Inc., as rights agent (the “Rights Agent”).

RECITALS

A. The Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, dated as of April 22, 2016 (the “Plan”).

B. All capitalized terms used in this Amendment and not otherwise defined have the meaning given to them in the Plan.

C. The Plan is due to expire on April 25, 2017.

D. The Board has determined that it is in the best interests of the Company to extend the term of the Plan.

E. Pursuant to Section 28 of the Plan, prior to the occurrence of a Distribution Date, the Company may in its sole discretion, and the Rights Agent must, if the Company so directs, supplement or amend the Plan in any respect.

F. A Distribution Date has not occurred.

AGREEMENT

The parties agree as follows:

1. Amendments to Section 1.1.

(a) Expiration Date. Section 1.1(y) of the Plan is amended by deleting the current subsection 1.1(y) in its entirety and replacing it with:

“(y) “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (v) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; (vi) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its stockholders; or (vii) the Close of Business on the first Business Day following the first annual meeting (or any adjournment or postponement thereof) of the stockholders of the Company following April 17, 2017 at which the stockholders of the Company do not ratify this Plan by the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at such meeting duly held in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Amended and Restated Bylaws, and applicable law.”

(b) Final Expiration Date. Section 1.1(z) of the Plan is amended by deleting the current subsection 1.1(z) in its entirety and replacing it with:

“(z) “Final Expiration Date” means April 25, 2019.”

2. Effectiveness. This Amendment is effective as of the date first written above as if executed on such date. Except as expressly provided in this Amendment, the Plan is not being amended, modified or supplemented in any respect, and it remains in full force and effect.

3. Miscellaneous.

(a) Governing Law. This Amendment will be deemed to be a contract made pursuant to the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

(b) Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment will remain in full force and effect and shall in no way be affected, impaired or invalidated.

(c) Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and will not control of affect the meaning or construction of any of the provisions of this Amendment.

(d) Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument. A signature to this Amendment transmitted electronically (including by fax and .pdf) will have the same authority, effect, and enforceability as an original signature. No party may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature page follows.]

The parties are signing this Amendment as of the dates stated in the introductory clause.

ECHELON CORPORATION

By:	/s/ Ronald A. Sege
Name: Ronald A. Sege
Title: Chairman of the Board & CEO

COMPUTERSHARE INC.

By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Administration

Echelon Corporation c/o Computershare 480 Washington Blvd. Jersey City, NJ 07310 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1    OF                2 1 1 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC.—COMMON THE COMPANY NAME INC.—CLASS A THE COMPANY NAME INC.—CLASS B THE COMPANY NAME INC.—CLASS C THE COMPANY NAME INC.—CLASS D THE COMPANY NAME INC.—CLASS E THE COMPANY NAME INC.—CLASS F THE COMPANY NAME INC.—401 K CONTROL # â†’ SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1    OF                2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Withhold For All All All Except 01 Robert J. Finocchio, Jr 02 A. C. Markkula, Jr. 03 Robert R. Maxfield To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000000000 0 2 The Board of Directors recommends you vote FOR proposals 2. and 3 For Against Abstain 2. To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal    0 0 0    year ending December 31, 2018. 3. To ratify the Tax Benefit Preservation Plan, as amended.    0 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000365212_1    R1.0.1.17 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com ECHELON CORPORATION 2018 Annual Meeting of Stockholders THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ECHELON CORPORATION The undersigned stockholder of Echelon Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Alicia J. Moore and C. Michael Marszewski, and each of them, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2018 Annual Meeting of Stockholders of Echelon Corporation to be held on Thursday, May 17, 2018, at 10:00 a.m. Pacific Time, at 2901 Patrick Henry Drive, Santa Clara, California 95054, and at any postponement or adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s), postponements(s) or other delays(s) thereof. This proxy will be voted as directed, or, if no direction is given, will be voted “FOR” the nominees listed in Proposal 1, and “FOR” Proposals 2 and 3. Continued and to be signed on reverse side 0000365212_2    R1.0.1.17